UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	August 31, 2016

Date of reporting period:	August 31, 2016

Item 1. Report to Stockholders.

DIREXION FUNDS

ANNUAL REPORT AUGUST 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUND

Direxion Monthly 25+ Year Treasury Bear 1X Fund (DXSTX)

1.2X BULL FUNDS

Direxion Monthly 25+ Year Treasury Bull 1.2X Fund (DXLTX)

Direxion Monthly High Yield Bull 1.2X Fund (DXHYX)

1.25X BULL FUND	1.25X BEAR FUND
Direxion Monthly NASDAQ-100® Bull 1.25X Fund (DXNLX)	Direxion Monthly NASDAQ-100® Bear 1.25X Fund (DXNSX)
2X BULL FUNDS	2X BEAR FUNDS
Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)
Direxion Monthly S&P 500® Bull 2X Fund (DXSLX)	Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly Small Cap Bull 2X Fund (DXRLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX)	Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)
Direxion Monthly China Bull 2X Fund (DXHLX)
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)

Table of Contents

Letter to Shareholders	4
Performance Summary	11
Expense Example	25
Allocation of Portfolio Holdings	27
Schedules of Investments	28
Statements of Assets and Liabilities	42
Statements of Operations	46
Statements of Changes in Net Assets	50
Financial Highlights	57
Notes to the Financial Statements	59
Report of Independent Registered Public Accounting Firm	76
Supplemental Information (Unaudited)	77
Investment Advisory Agreement Approval (Unaudited)	78
Trustees and Officers	81

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Funds (the "Funds") covers the period from September 1, 2015 to August 31, 2016 (the "Annual Period").

Fund Operational Review:

The Funds are leveraged and seek to provide a calendar month return of 120%, 125%, 200%, -100%, -125% or -200% of the calendar month performance of a particular benchmark ("Leveraged Funds"). The term "calendar month" refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the target exposure to the index, depending on the performance of the target index. If a Fund's shares are held through the end of a calendar month or months, the Fund's performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking calendar month leverage investment results and intend to actively monitor and manage their investments.

The Funds with the word "Bull" in their name attempt to provide investment results that correlate to 120%, 125% or 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in its name attempts to provide investment results that correlate to -100%, -125% or -200% of the return of an index or benchmark, meaning that a Bear Fund attempts to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each Leveraged Fund's calendar month investment objective, Rafferty Asset Management ("Rafferty" or the "Adviser") uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders resulting in repositioning each Fund's investments in accordance with its calendar month investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund's objective. As a consequence, if a Leveraged Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Leveraged Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Leveraged Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Leveraged Fund invests in some combination of financial instruments so it generates economic exposure consistent with the Fund's investment objective. Financial instruments may include ETFs, stock index futures contracts, options on securities and stock indices and swap agreements. Each Leveraged Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

DIREXION ANNUAL REPORT

The discussion below relates to the performance of the Funds for their respective period. The Leveraged Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular benchmark. The performance of the Leveraged Funds for their respective period is important for understanding whether these Funds meet their investment goals. A Leveraged Fund meeting its calendar month investment objective should have performance for the period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the period. Direxion maintains models indicating the expected performance of each Fund in light of the path of the relevant benchmark. The models, and a description of how they work, are available on the Direxion website (www.direxioninvestments.com) under Tools/Exposure Level. The models do not take into account the size of a Fund, the Fund's expense ratio or any transaction fees associated with creating a Fund's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

Since inception on November 2, 2015, the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund and the Direxion Monthly 25+ Year Treasury Bear 1X Fund sought to provide 120% and -100% of the calendar month return of the NYSE 25 Year Plus Treasury Bond Index, respectively. The NYSE 25 Year Plus Treasury Bond Index is a multi-security fixed income index that attempts to track U.S. Treasury bonds with a maturity of 25 years or greater. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a maturity of 25 years or greater at issuance; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The index rebalances monthly, after the close of trading on the last business day of each month. The weighting of the bonds in the index is reset during the rebalance to represent each issue's market value which is based on the issue's float-adjusted amount outstanding. Since inception, the NYSE 25 Year Plus Treasury Bond Index returned 17.42%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 25+ Year Treasury Bull 1.2X Fund returned 18.67%, while the model indicated an expected return of 20.51%. The Direxion Monthly 25+ Year Treasury Bear 1X Fund returned -16.10%, while the model indicated an expected return of -15.32%.

Since inception on February 17, 2016, the Direxion Monthly High Yield Bull 1.2X Fund sought to provide 120% of the calendar month return of the Solactive High Yield Beta Index. The Solactive High Yield Beta Index is a rules-based, systematic strategy index that provides exposure to a weighted portfolio of three different U.S. high yield corporate bond exchanged traded funds ("ETFs"). The allocation to each ETF is changed every month to an equal weighting of all ETFs. The index is calculated and distributed by Solactive AG and is calculated and published in U.S. Dollars. Since inception, the Solactive High Yield Beta Index returned 15.73%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Fund. Direxion Monthly High Yield Bull 1.2X Fund returned 18.29%, while the model indicated an expected return of 18.88%.

Since inception on March 31, 2016, the Direxion Monthly NASDAQ-100® Bull 1.25X Fund and the Direxion Monthly NASDAQ-100® Bear 1.25X Fund sought to provide 125% and -125% of the calendar month return of the NASDAQ-100® Index, respectively. The NASDAQ-100® Index is a capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market. All companies listed on the index have an average daily trading volume of at least 200,000 shares. Since inception, the NASDAQ-100® Index returned 7.05%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly NASDAQ-100® Bull 1.25X Fund returned 8.32%, while the model indicated an expected return of 8.74%. The Direxion Monthly NASDAQ-100® Bear 1.25X Fund returned -9.60%, while the model indicated an expected return of -9.28%.

The Direxion Monthly NASDAQ-100® Bull 2X Fund sought to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index is a capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market. All

DIREXION ANNUAL REPORT

companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 11.61%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned 20.90%, while the model indicated an expected return of 24.21%.

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the index on the basis of market values and industry diversification. Most of the stocks in the index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $39.44 billion dollars and a median market capitalization of $18.18 billion dollars as of June 30, 2016. For the Annual Period, the S&P 500® Index returned 12.55%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 21.43%, while the model indicated an expected return of 24.68%. The Direxion Monthly S&P 500® Bear 2X Fund returned -25.75%, while the model indicated an expected return of -25.04%.

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $972 million dollars and a median market capitalization of $683 million dollars as of June 30, 2016. For the Annual Period, the Russell 2000® Index returned 8.59%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 12.49%, while the model indicated an expected return of 14.57%. The Direxion Monthly Small Cap Bear 2X Fund returned -24.31%, while the model indicated an expected return of -22.02%.

The Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the NYSE 7-10 Year Treasury Bond Index, respectively, from September 1, 2015 through May 1, 2016. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the stated period, the NYSE 7-10 Year Treasury Bond Index returned 4.74%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. For the period from September 1, 2015 through May 1, 2016, the Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned 7.60%, while the model indicated an expected return of 9.80%. For the period from September 1, 2015 through May 1, 2016, the Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned -10.57%, while the model indicated an expected return of -9.49%.

The Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the ICE U.S. Treasury 7-10 Year Bond Index, respectively, from May 2, 2016 through August 31, 2016. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the stated period, the ICE U.S. Treasury 7-10 Year Bond Index returned 2.30%. Given the calendar month investment objectives of the Funds and the path dependency of returns

DIREXION ANNUAL REPORT

for longer periods, the return of the index alone should not generate expectations of performance of the Funds. For the period May 2, 2016 through August 31, 2016, the Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned 3.33%, while the model indicated an expected return of 4.57%. For the period May 2, 2016 through August 31, 2016, the Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned -5.18%, while the model indicated an expected return of -4.74%.

The Direxion Monthly China Bull 2X Fund sought to provide 200% of the calendar month return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. As of June 30, 2016, the index is concentrated in the financial, telecommunications, energy and technology but this concentration may change in the future based on the index's methodology and China's economy. For the Annual Period, the FTSE China 50 Index returned 6.73%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly China Bull 2X Fund returned 7.13%, while the model indicated an expected return of 8.35%.

The Direxion Monthly Emerging Markets Bull 2X Fund sought to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2016 the index consisted of the following 25 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Hong Kong, Hungary, India, Indonesia, Malaysia, Malta, Mexico, Netherlands, Peru, Philippines, Poland, Romania, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and UAE. For the Annual Period, the MSCI Emerging Markets IndexSM returned 11.83%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned 16.04%, while the model indicated an expected return of 18.55%.

Factors Affecting Fund Performance:

Benchmark Performance: The calendar month performance of each Fund's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the calendar month goals, the series of calendar month index returns are most important. The market conditions affecting the benchmark indexes during the past year are described below.

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 120%, 125% or 200% (for the Bull Funds) or -100%, -125% or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding: The goal of leveraged funds is to provide a multiple of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept applying to all investments – returns of the Funds over longer periods will differ from the Fund's calendar month stated goal. Periods of high-volatility lacking a clear trend hurt a Fund's performance, while trending low-volatility markets enhance a Fund's performance.

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR1 plus or minus a spread, and a Bear Fund receives LIBOR plus or minus a spread as applied to the borrowed portion of the Fund's exposure. Financing costs create a drag on a Bull Fund's performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

1  London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT

Equity Dividends: A Bull Fund's performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund's performance is negatively impacted, as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund's prospectus and may be larger than many traditional index funds' fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to the Fund's use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Market Conditions Affecting Index and Fund Performance:

A general review of economic conditions, market events and index performance for the period is described below.

Equity markets both in the U.S. and internationally entered the Annual Period following a tumultuous selloff. The pullback was fueled by a confluence of factors, including concerns over global economic growth, surprise devaluation of the Chinese currency and U.S. Federal Reserve rate increase speculation. Amid an environment of high volatility in September, markets were temporarily bolstered by positive U.S. economic data, before selling off again on continued themes of global economic weakness and uncertainty. The arrival of October brought favorable market conditions as traders speculated the worst was past. Investors reacted to oversold conditions, sending equities rallying as disappointing employment data further pushed out expectations for a rate increase by the U.S. Federal Reserve. With the S&P 500 trading largely within a 100 point range through year-end, the dawn of the New Year saw U.S. and international indexes declining again on renewed concerns of global growth prospects and an additional round of Yuan devaluation. Mid-February commenced a period of growth which lasted largely unchecked into summer on rising oil prices and hopes that central-bank stimulus in China and Europe would boost demand for resources. Brexit was the focus into late June as the U.K. voted to leave the European Union, sending U.S. and global markets into a brief but sharp selloff. An ensuing rebound into the Annual Period end would send the S&P 500 to record highs off positive U.S. jobs reports and a consensus that the Brexit related selloff was overstated.

The U.S. Federal Reserve raised the target range for the federal funds rate once during the Annual Period, when in December the target went from 0.25% to 0.50%. During the most recent meeting in July, the U.S. Federal Reserve declined to raise rates citing soft business fixed investments and below 2% inflation. While the U.S. Federal Reserve considers tightening monetary policy, much the rest of the world is still easing. Japan, Sweden and Switzerland all still have negative central bank interest rates, while the 10-year government debt of Germany sank below zero for much of June through August.

Index Volatility:

At the beginning of the Annual Period, the CBOE Volatility Index was coming off its highest levels since 2011. Chief among the drivers of volatility were concerns over global economic growth coupled with indecision on the part of the U.S. Federal Reserve over a potential raise in interest rates. While abating somewhat into mid-September, volatility continued to fluctuate. Entering Q3 of 2015, stocks commenced a month-long rally despite data showing weak payroll, unemployment and wage numbers. The underwhelming reports were enough to convince investors the suspected global economic slowdown was real, allaying concerns of any imminent hike in interest rates, sending volatility levels plummeting. Into the New Year, stocks tumbled on a fresh round of devaluation of the Yuan by China, with ensuing weakness spreading across sectors and asset classes. Sensing some areas of the market may have been oversold, investors in February began buying some of the worst performers, including commodities and banks, as the VIX retreated from a five-month high. A level of calm prevailed through spring and into summer as the VIX traded largely between 13 and 17 into June. Mid-June saw a spike in volatility as polls showed that the UK was more likely to leave the EU than originally suspected. The VIX spiked further into late June on high trading volume, as the results of the Brexit vote and the ensuing uncertainty of its economic implications resonated across the globe. A return to normalcy prevailed into the end of the Annual Period, as fear of Brexit contagion abated, witnessing

DIREXION ANNUAL REPORT

the largest weekly decline in the history of the VIX Index. The volatility of each Index used as a benchmark for the Funds is below:

Benchmark	One-Year Return Period Ended August 31, 2016	Annualized Volatility
NYSE 25 Year Plus Treasury Bond Index[1]	17.42%	12.92%
Solactive High Yield Beta Index[2]	15.73%	7.20%
NASDAQ-100® Index[3]	7.05%	13.63%
NASDAQ-100® Index	11.61%	18.06%
S&P 500® Index	12.55%	15.25%
Russell 2000® Index	8.59%	19.23%
NYSE 7-10 Year Treasury Bond Index[4]	4.74%	5.44%
ICE U.S. Treasury 7-10 Year Bond Index[5]	2.30%	5.64%
FTSE China 50 Index	6.73%	26.38%
MSCI Emerging Markets IndexSM	11.83%	22.94%

1  November 2, 2015 – August 31, 2016

2  February 17, 2016 – August 31, 2016

3  March 31, 2016 – August 31, 2016

4  September 1, 2015 – May 1, 2016

5  May 2, 2016 – August 31, 2016

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1-800-851-0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds' investments in a particular industry or sector and can increase volatility over time. Active and frequent trading associated with a regular rebalance of the fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. The Funds are leveraged and include risks associated with being leveraged which include the potential to create a greater negative return had the Fund not employed leverage. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

DIREXION ANNUAL REPORT

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

The views in this report were those of the Adviser as of August 31, 2016 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund, Direxion Monthly 25+ Year Treasury Bear 1X Fund, Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X, Direxion Monthly China Bull 2X Fund and Direxion Monthly Emerging Markets Bull 2X Fund are 1.10%, 1.10%, 1.59%, 1.18%, 1.15%, 1.39%, 1.41%, 1.41%, 1.41%, 1.40%, 1.38%, 1.41%, 1.40% and 1.37%, respectively*

Distributed by: Rafferty Capital Markets, LLC

*  The total annual fund operating expense ratios of the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund, Direxion Monthly 25+ Year Treasury Bear 1X Fund, Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X, Direxion Monthly China Bull 2X Fund and Direxion Monthly Emerging Markets Bull 2X Fund includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratios of the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund and Direxion Monthly 25+ Year Treasury Bear 1X Fund, would be 1.10%, respectively. Total annual fund operating expense ratios of the Direxion Monthly NASDAQ-100® Bull 1.25X Fund and Direxion Monthly NASDAQ-100® Bear 1.25X Fund, would be 1.15%, respectively. The total annual fund operating expenses ratios of all other Funds would be 1.35%, respectively.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bear 1X Fund

Performance Summary

November 2, 20151 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 100% of the inverse of the price performance of the NYSE 25 Year Plus Treasury Bond Index.

Total Return[2]
Since Inception
Direxion Monthly 25+ Year Treasury Bear 1X Fund	(16.10)%
NYSE 25 Year Plus Treasury Bond Index	17.42%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -100% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NYSE 25 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(32.4)%
Futures	(67.6)%
Total Exposure	(100.0)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bull 1.2X Fund

Performance Summary

November 2, 20151 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 120% of the price performance of the NYSE 25 Year Plus Treasury Bond Index.

Total Return[2]
Since Inception
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	18.67%
NYSE 25 Year Plus Treasury Bond Index	17.42%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 120% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NYSE 25 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	120.0%
Total Exposure	120.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Performance Summary

February 17, 20161 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 120% of the price performance of the Solactive High Yield Beta Index.

Total Return[2]
Since Inception
Direxion Monthly High Yield Bull 1.2X Fund	18.29%
Solactive High Yield Beta Index	15.73%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 120% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Solactive High Yield Beta Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	80.0%
Swap Contracts	40.0%
Total Exposure	120.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Performance Summary

March 31, 20161 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100® Index.

Total Return[2]
Since Inception
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	8.32%
NASDAQ-100® Index	7.05%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 125% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	124.4%
Total Exposure	124.4%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Performance Summary

March 31, 20161 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the inverse of the price performance of the NASDAQ-100® Index.

Total Return[2]
Since Inception
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(9.60)%
NASDAQ-100® Index	7.05%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -125% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(120.5)%
Total Exposure	(120.5)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly NASDAQ-100® Bull 2X Fund	20.90%	31.58%	32.78%	14.44%
NASDAQ-100® Index	11.61%	15.78%	16.31%	11.69%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly S&P 500® Bull 2X Fund	21.43%	21.80%	26.49%	3.50%
S&P 500® Index	12.55%	12.30%	14.69%	7.51%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly S&P 500® Bear 2X Fund	(25.75)%	(24.74)%	(28.56)%	(24.40)%
S&P 500® Index	12.55%	12.30%	14.69%	7.51%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.1)%
Total Exposure	(200.1)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly Small Cap Bull 2X Fund	12.49%	13.53%	22.25%	0.62%
Russell 2000® Index	8.59%	8.53%	12.85%	7.04%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly Small Cap Bear 2X Fund	(24.31)%	(23.02)%	(30.00)%	(31.05)%
Russell 2000® Index	8.59%	8.53%	12.85%	7.04%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.0)%
Total Exposure	(200.0)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	11.12%	9.02%	4.87%	9.37%
NYSE 7-10 Year Treasury Bond Index[2]	N/A	N/A	N/A	N/A
10-Year U.S. Treasury Note[2]	7.35%	5.87%	3.67%	5.81%
ICE U.S. Treasury 7-10 Year Bond Index[3]	7.09%	5.65%	3.67%	6.18%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.1%
Total Exposure	200.1%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

2  The Fund began tracking the NYSE 7-10 Year Treasury Bond Index as the benchmark on April 14, 2013 and through April 29, 2016 . The NYSE 7-10 Year Treasury Bond Index commenced operations on December 29, 2006. The average annual return for the period from December 29, 2006 to April 29, 2016 was 6.10%.

3  The Fund began tracking the ICE U.S. Treasury 7-10 Year Bond Index as the benchmark on May 2, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(15.21)%	(13.42)%	(10.60)%	(13.95)%
NYSE 7-10 Year Treasury Bond Index[2]	N/A	N/A	N/A	N/A
10-Year U.S. Treasury Note[2]	7.35%	5.87%	3.68%	5.59%
ICE U.S. Treasury 7-10 Year Bond Index[3]	7.09%	5.65%	3.67%	6.18%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.0)%
Total Exposure	(200.0)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

2  The Fund began tracking the NYSE 7-10 Year Treasury Bond Index as the benchmark on April 14, 2013 and through April 29, 2016 . The NYSE 7-10 Year Treasury Bond Index commenced operations on December 29, 2006. The average annual return for the period from December 29, 2006 to April 29, 2016 was 6.10%.

3  The Fund began tracking the ICE U.S. Treasury 7-10 Year Bond Index as the benchmark on May 2, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly China Bull 2X Fund

Performance Summary

December 3, 20071 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the FTSE China 50 Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly China Bull 2X Fund	7.13%	2.01%	(4.30)%	(20.34)%
FTSE China 50 Index	6.73%	5.17%	2.89%	(2.46)%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	198.7%
Total Exposure	198.7%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2016.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary

September 1, 2006 - August 31, 2016 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[1]
	1 Year	3 Year	5 Year	10 Year
Direxion Monthly Emerging Markets Bull 2X Fund	16.04%	(4.77)%	(9.70)%	(8.48)%
MSCI Emerging Markets IndexSM	11.83%	1.12%	(0.42)%	3.90%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2016.

DIREXION ANNUAL REPORT

Expense Example

August 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2016 – August 31, 2016).

Actual expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example

August 31, 2016 (Unaudited)

	Annualized Expense Ratio	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Direxion Monthly 25+ Year Treasury Bear 1X Fund
Based on actual fund return	0.98%	$1,000.00	$916.20	$4.72
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund
Based on actual fund return	0.86%	1,000.00	1,087.40	4.51
Based on hypothetical 5% return	0.86%	1,000.00	1,020.81	4.37
Direxion Monthly High Yield Bull 1.2X Fund
Based on actual fund return	1.34%	1,000.00	1,138.10	7.20
Based on hypothetical 5% return	1.34%	1,000.00	1,018.40	6.80
Direxion Monthly NASDAQ-100® Bull 1.25X Fund[1]
Based on actual fund return	1.13%	1,000.00	1,083.20	4.92
Based on hypothetical 5% return	1.13%	1,000.00	1,016.18	4.76
Direxion Monthly NASDAQ-100® Bear 1.25X Fund[1]
Based on actual fund return	1.08%	1,000.00	904.00	4.30
Based on hypothetical 5% return	1.08%	1,000.00	1,016.39	4.55
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,273.90	7.72
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.46%	1,000.00	1,266.80	8.32
Based on hypothetical 5% return	1.46%	1,000.00	1,017.80	7.41
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	757.90	5.97
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.34%	1,000.00	1,432.40	8.19
Based on hypothetical 5% return	1.34%	1,000.00	1,018.40	6.80
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	652.40	5.61
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,023.60	6.87
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	949.50	6.62
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly China Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,486.90	8.44
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,436.10	8.27
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2016 to August 31, 2016), then divided by 366.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 153 days (the number of days in the period from March 31, 2016, commencement of operations, to August 31, 2016), then divided by 366.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

August 31, 2016 (Unaudited)

	Cash*	Investment Companies	Futures	Swaps	Total
Direxion Monthly 25+ Year Treasury Bear 1X Fund	101%	—	(1)%	0%**	100%
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	100%	—	—	0%**	100%
Direxion Monthly High Yield Bull 1.2X Fund	19%	80%	—	1%	100%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	101%	—	—	(1)%	100%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	101%	—	—	(1)%	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	100%	—	—	0%**	100%
Direxion Monthly S&P 500® Bull 2X Fund	97%	—	—	3%	100%
Direxion Monthly S&P 500® Bear 2X Fund	105%	—	—	(5)%	100%
Direxion Monthly Small Cap Bull 2X Fund	100%	—	—	0%**	100%
Direxion Monthly Small Cap Bear 2X Fund	110%	—	—	(10)%	100%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	100%	—	—	0%**	100%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	100%	—	—	0%**	100%
Direxion Monthly China Bull 2X Fund	105%	—	—	(5)%	100%
Direxion Monthly Emerging Markets Bull 2X Fund	106%	—	—	(6)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bear 1X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 4.8%
Money Market Funds - 4.8%
710,000	Fidelity Institutional Money Market Funds – Government Portfolio, 0.30% (a)	$710,000
	TOTAL SHORT TERM INVESTMENTS (Cost $710,000) (b)	$710,000
	TOTAL INVESTMENTS (Cost $710,000) - 4.8%	$710,000
	Other Assets in Excess of Liabilities - 95.2%	13,974,640
	TOTAL NET ASSETS - 100.0%	$14,684,640

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $710,000.

Short Futures Contracts

August 31, 2016

Contracts		Unrealized Appreciation/ (Depreciation)
53	Ultra U.S. Treasury Bond Futures Expiring December 2016 (Underlying Face Amount at Market Value $9,930,875)	$(98,792)

Short Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NYSE 25 Year Plus Treasury Bond Index	2,043	$4,735,365	(0.336)%	5/3/2017	$(20,400)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bull 1.2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 37.4%
Money Market Funds - 37.4%
917,271	Fidelity Institutional Money Market Funds – Government Portfolio, 0.30% (a)	$917,271
	TOTAL SHORT TERM INVESTMENTS (Cost $917,271) (b)	$917,271
	TOTAL INVESTMENTS (Cost $917,271) - 37.4%	$917,271
	Other Assets in Excess of Liabilities - 62.6%	1,532,240
	TOTAL NET ASSETS - 100.0%	$2,449,511

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $450,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NYSE 25 Year Plus Treasury Bond Index	1,263	$2,937,086	(0.964)%	5/3/2017	$2,531

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 80.0%
776,635	iShares iBoxx $ High Yield Corporate Bond ETF	$67,342,021
455,414	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	44,894,712
1,842,968	SPDR® Barclays High Yield Bond ETF	67,342,051
	TOTAL INVESTMENT COMPANIES (Cost $177,248,153)	$179,578,784
SHORT TERM INVESTMENTS - 6.0%
Money Market Funds - 6.0%
13,380,000	Fidelity Institutional Money Market Funds – Government Portfolio, 0.30% (a)	$13,380,000
	TOTAL SHORT TERM INVESTMENTS (Cost $13,380,000) (b)	$13,380,000
	TOTAL INVESTMENTS (Cost $190,628,153) - 86.0%	$192,958,784
	Other Assets in Excess of Liabilities - 14.0%	31,504,834
	TOTAL NET ASSETS - 100.0%	$224,463,618

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,830,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares iBoxx $ High Yield Corporate Bond ETF	258,879	$22,166,532	(0.164)%	3/20/2017	$368,515
Credit Suisse International	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	455,414	44,566,232	(0.964)%	3/20/2017	451,865
Credit Suisse International	SPDR® Barclays High Yield Bond ETF	614,322	22,176,564	(0.264)%	3/20/2017	370,450
			$88,909,328			$1,190,830

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 17.4%
Money Market Funds - 17.4%
10,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$10,000
	TOTAL SHORT TERM INVESTMENTS (Cost $10,000) (b)	$10,000
	TOTAL INVESTMENTS (Cost $10,000) - 17.4%	$10,000
	Other Assets in Excess of Liabilities - 82.6%	47,518
	TOTAL NET ASSETS - 100.0%	$57,518

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NASDAQ-100® Index	15	$72,010	(0.664)%	5/1/2017	$(413)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 21.0%
Money Market Funds - 21.0%
10,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$10,000
	TOTAL SHORT TERM INVESTMENTS (Cost $10,000) (b)	$10,000
	TOTAL INVESTMENTS (Cost $10,000) - 21.0%	$10,000
	Other Assets in Excess of Liabilities - 79.0%	37,526
	TOTAL NET ASSETS - 100.0%	$47,526

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,000.

Short Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NASDAQ-100® Index	12	$56,979	0.364%	6/2/2017	$(345)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 49.7%
Money Market Funds - 49.7%
62,760,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$62,760,000
	TOTAL SHORT TERM INVESTMENTS (Cost $62,760,000) (b)	$62,760,000
	TOTAL INVESTMENTS (Cost $62,760,000) - 49.7%	$62,760,000
	Other Assets in Excess of Liabilities - 50.3%	63,440,010
	TOTAL NET ASSETS - 100.0%	$126,200,010

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $62,760,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)		Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	NASDAQ-100® Index	25,240	$119,939,186	(0.662)%		9/26/2017	$645,285
Bank of America Merrill Lynch	NASDAQ-100® Index	27,220	130,857,105	(0.662 (0.674)%	)% -	9/26/2017	(883,036)
Bank of America Merrill Lynch	NASDAQ-100® Index	451	2,153,243	(0.673 (0.675)%	)% -	10/26/2017	(1,504)
			$252,949,534				$(239,255)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 49.1%
Money Market Funds - 49.1%
31,220,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$31,220,000
	TOTAL SHORT TERM INVESTMENTS (Cost $31,220,000) (b)	$31,220,000
	TOTAL INVESTMENTS (Cost $31,220,000) - 49.1%	$31,220,000
	Other Assets in Excess of Liabilities - 50.9%	32,381,661
	TOTAL NET ASSETS - 100.0%	$63,601,661

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,220,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)		Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	S&P 500® Index	42,908	$91,596,542	(0.712)%		8/28/2017	$1,754,543
Bank of America Merrill Lynch	S&P 500® Index	5,264	11,415,786	(0.712 (0.724)%	)% -	9/26/2017	29,415
Bank of America Merrill Lynch	S&P 500® Index	9,860	21,494,713	(0.712 (0.724)%	)% -	9/26/2017	(77,610)
Bank of America Merrill Lynch	S&P 500® Index	553	1,200,932	(0.724)%		10/26/2017	(387)
			$125,707,973				$1,705,961

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 26.8%
Money Market Funds - 26.8%
2,700,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$2,700,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,700,000) (b)	$2,700,000
	TOTAL INVESTMENTS (Cost $2,700,000) - 26.8%	$2,700,000
	Other Assets in Excess of Liabilities - 73.2%	7,380,892
	TOTAL NET ASSETS - 100.0%	$10,080,892

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,700,000.

Short Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	9,291	$19,706,921	0.364%	2/14/2017	$(524,321)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 49.3%
Money Market Funds - 49.3%
6,510,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$6,510,000
	TOTAL SHORT TERM INVESTMENTS (Cost $6,510,000) (b)	$6,510,000
	TOTAL INVESTMENTS (Cost $6,510,000) - 49.3%	$6,510,000
	Other Assets in Excess of Liabilities - 50.7%	6,705,965
	TOTAL NET ASSETS - 100.0%	$13,215,965

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,510,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)		Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Russell 2000® Index	17,977	$22,324,989	(0.362)%		2/23/2018	$(24,929)
Bank of America Merrill Lynch	Russell 2000® Index	2,976	3,678,839	(0.362 (0.374)%	)% -	2/23/2018	12,131
Bank of America Merrill Lynch	Russell 2000® Index	363	452,109	(0.375)%		3/26/2018	(2,001)
			$26,455,937				$(14,799)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 32.3%
Money Market Funds - 32.3%
2,300,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$2,300,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,300,000) (b)	$2,300,000
	TOTAL INVESTMENTS (Cost $2,300,000) - 32.3%	$2,300,000
	Other Assets in Excess of Liabilities - 67.7%	4,814,801
	TOTAL NET ASSETS - 100.0%	$7,114,801

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,300,000.

Short Equity Swap Contracts

August 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	11,479	$13,522,284	(0.736)%	7/28/2017	$(745,106)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 32.9%
Money Market Funds - 32.9%
7,400,000	Fidelity Institutional Money Market Funds – Government Portfolio, 0.30% (a)	$7,400,000
	TOTAL SHORT TERM INVESTMENTS (Cost $7,400,000) (b)	$7,400,000
	TOTAL INVESTMENTS (Cost $7,400,000) - 32.9%	$7,400,000
	Other Assets in Excess of Liabilities - 67.1%	15,099,949
	TOTAL NET ASSETS - 100.0%	$22,499,949

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,400,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares 7-10 Year Treasury Bond ETF	402,806	$45,026,129	(0.773)%	10/18/2017	$(4,502)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 33.4%
Money Market Funds - 33.4%
1,610,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$1,610,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,610,000) (b)	$1,610,000
	TOTAL INVESTMENTS (Cost $1,610,000) - 33.4%	$1,610,000
	Other Assets in Excess of Liabilities - 66.6%	3,208,723
	TOTAL NET ASSETS - 100.0%	$4,818,723

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,610,000.

Short Equity Swap Contracts

August 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	86,230	$9,664,331	(0.236)%	5/11/2017	$17,153

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly China Bull 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 40.8%
Money Market Funds - 40.8%
1,460,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$1,460,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,460,000) (b)	$1,460,000
	TOTAL INVESTMENTS (Cost $1,460,000) - 40.8%	$1,460,000
	Other Assets in Excess of Liabilities - 59.2%	2,117,735
	TOTAL NET ASSETS - 100.0%	$3,577,735

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,460,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares China Large-Cap ETF	191,885	$7,274,279	(0.734)%	9/18/2017	$(166,966)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 44.6%
Money Market Funds - 44.6%
4,070,000	Fidelity Investments Money Market Government Portfolio, 0.30% (a)	$4,070,000
	TOTAL SHORT TERM INVESTMENTS (Cost $4,070,000) (b)	$4,070,000
	TOTAL INVESTMENTS (Cost $4,070,000) - 44.6%	$4,070,000
	Other Assets in Excess of Liabilities - 55.4%	5,046,663
	TOTAL NET ASSETS - 100.0%	$9,116,663

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,070,000.

Long Equity Swap Contracts

August 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Emerging Markets ETF	499,155	$18,763,848	(0.314)%	9/12/2017	$(532,724)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2016

	Direxion Monthly 25+ Year Treasury Bear 1X Fund	Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	Direxion Monthly High Yield Bull 1.2X Fund
Assets:
Investments, at fair value (Note 2)	$710,000	$917,271	$192,958,784
Cash	13,831,978	1,481,148	32,352,685
Receivable for Fund shares sold	8,158	65,625	375,410
Deposit at broker for futures	268,181	—	—
Due from broker for swaps	—	6	—
Unrealized appreciation on swaps	—	2,531	1,190,830
Dividends and interest receivable	3,182	367	10,628
Total Assets	14,821,499	2,466,948	226,888,337
Liabilities:
Payable for Fund shares redeemed	92,206	16,072	99,730
Investment securities purchased	—	—	522,142
Due to broker for swaps	—	—	1,550,000
Unrealized depreciation on swaps	20,400	—	—
Variation Margin	11,594	—	—
Accrued investment advisory fees	8,631	877	140,471
Accrued operating services fees	1,151	139	65,553
Accrued distribution expenses	2,877	349	46,823
Total Liabilities	136,859	17,437	2,424,719
Net Assets	$14,684,640	$2,449,511	$224,463,618
Net Assets Consist of:
Capital stock	$15,757,056	$2,422,494	$219,555,568
Accumulated net investment loss	(37,411)	—	—
Undistributed (Accumulated) net realized gain (loss)	(915,813)	24,486	1,386,589
Net unrealized appreciation (depreciation) on:
Investments	—	—	2,330,631
Futures	(98,792)	—	—
Swaps	(20,400)	2,531	1,190,830
Total Net Assets	$14,684,640	$2,449,511	$224,463,618
Calculation of Net Asset Value Per Share:
Net assets	$14,684,640	$2,449,511	$224,463,618
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	875,099	103,203	9,627,154
Net asset value, redemption price and offering price per share	$16.7805	$23.7349	$23.3157
Cost of Investments	$710,000	$917,271	$190,628,153

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2016

	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$10,000	$10,000	$62,760,000
Cash	77,975	38,089	64,040,307
Receivable for Fund shares sold	11,719	5	231,146
Due from broker for swaps	—	—	78
Unrealized appreciation on swaps	—	—	645,285
Dividends and interest receivable	3,231	15	34,936
Total Assets	102,925	48,109	127,711,752
Liabilities:
Payable for Fund shares redeemed	17,895	—	314,991
Due to broker for swaps	114	182	150,000
Unrealized depreciation on swaps	413	345	884,540
Accrued investment advisory fees	17,363	37	89,748
Accrued operating services fees	3,509	7	41,883
Accrued distribution expenses	5,848	12	29,917
Other liabilities	265	—	663
Total Liabilities	45,407	583	1,511,742
Net Assets	$57,518	$47,526	$126,200,010
Net Assets Consist of:
Capital stock	$3,487,804	$252,544	$135,925,284
Accumulated net investment loss	—	—	(734,169)
Accumulated net realized loss	(3,429,873)	(204,673)	(8,751,850)
Net unrealized appreciation (depreciation) on:
Swaps	(413)	(345)	(239,255)
Total Net Assets	$57,518	$47,526	$126,200,010
Calculation of Net Asset Value Per Share:
Net assets	$57,518	$47,526	$126,200,010
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,655	2,629	1,957,688
Net asset value, redemption price and offering price per share	$21.6640	$18.0798	$64.46
Cost of Investments	$10,000	$10,000	$62,760,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2016

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Assets:
Investments, at fair value (Note 2)	$31,220,000	$2,700,000	$6,510,000	$2,300,000
Cash	32,064,571	7,935,561	6,716,985	5,636,771
Receivable for Fund shares sold	766,519	7,907	225,701	29,929
Unrealized appreciation on swaps	1,783,958	—	12,131	—
Dividends and interest receivable	13,736	2,571	4,167	2,079
Total Assets	65,848,784	10,646,039	13,468,984	7,968,779
Liabilities:
Payable for Fund shares redeemed	104,555	29,270	205,347	14,087
Due to broker for swaps	2,000,000	402	—	86,352
Unrealized depreciation on swaps	77,997	524,321	26,930	745,106
Accrued investment advisory fees	35,508	6,197	11,456	4,685
Accrued operating services fees	16,570	2,892	5,346	2,186
Accrued distribution expenses	11,836	2,065	3,818	1,562
Other liabilities	657	—	122	—
Total Liabilities	2,247,123	565,147	253,019	853,978
Net Assets	$63,601,661	$10,080,892	$13,215,965	$7,114,801
Net Assets Consist of:
Capital stock	$62,420,233	$74,155,159	$14,431,772	$54,412,485
Accumulated net investment loss	—	(87,744)	(123,887)	(61,358)
Undistributed (Accumulated) net realized gain (loss)	(524,533)	(63,462,202)	(1,077,121)	(46,491,220)
Net unrealized appreciation (depreciation) on:
Swaps	1,705,961	(524,321)	(14,799)	(745,106)
Total Net Assets	$63,601,661	$10,080,892	$13,215,965	$7,114,801
Calculation of Net Asset Value Per Share:
Net assets	$63,601,661	$10,080,892	$13,215,965	$7,114,801
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	664,738	439,227	258,864	272,738
Net asset value, redemption price and offering price per share	$95.68	$22.95	$51.05	$26.09
Cost of Investments	$31,220,000	$2,700,000	$6,510,000	$2,300,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2016

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly China Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$7,400,000	$1,610,000	$1,460,000	$4,070,000
Cash	15,662,730	3,350,070	2,307,247	5,548,128
Receivable for Fund shares sold	22,938	310	9,820	53,147
Due from broker for swaps	52,403	82	—	—
Unrealized appreciation on swaps	—	17,153	—	—
Dividends and interest receivable	7,036	1,369	911	1,899
Total Assets	23,145,107	4,978,984	3,777,978	9,673,174
Liabilities:
Payable for Fund shares redeemed	9,080	153,703	29,024	15,037
Due to broker for swaps	598,831	—	7	—
Unrealized depreciation on swaps	4,502	—	166,966	532,724
Accrued investment advisory fees	18,192	3,644	2,359	4,853
Accrued operating services fees	8,489	1,700	1,101	2,265
Accrued distribution expenses	6,064	1,214	786	1,618
Other liabilities	—	—	—	14
Total Liabilities	645,158	160,261	200,243	556,511
Net Assets	$22,499,949	$4,818,723	$3,577,735	$9,116,663
Net Assets Consist of:
Capital stock	$22,504,451	$29,980,504	$19,985,490	$63,160,772
Accumulated net investment loss	—	(52,952)	(24,612)	(26,607)
Undistributed (Accumulated) net realized gain (loss)	—	(25,125,982)	(16,216,177)	(53,484,778)
Net unrealized appreciation (depreciation) on:
Swaps	(4,502)	17,153	(166,966)	(532,724)
Total Net Assets	$22,499,949	$4,818,723	$3,577,735	$9,116,663
Calculation of Net Asset Value Per Share:
Net assets	$22,499,949	$4,818,723	$3,577,735	$9,116,663
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	589,272	172,150	108,774	255,167
Net asset value, redemption price and offering price per share	$38.18	$27.99	$32.89	$35.73
Cost of Investments	$7,400,000	$1,610,000	$1,460,000	$4,070,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Period Ended August 31, 2016

	Direxion Monthly 25+ Year Treasury Bear 1X Fund[1]	Direxion Monthly 25+ Year Treasury Bull 1.2X Fund[1]	Direxion Monthly High Yield Bull 1.2X Fund[2]
Investment Income:
Dividend income	$—	$—	$3,744,734
Interest income	14,133	6,395	48,417
Total investment income	14,133	6,395	3,793,151
Expenses:
Investment advisory fees	48,947	20,374	711,772
Operating services fees	6,526	2,716	332,160
Distribution expenses	16,316	6,791	237,257
Total expenses	71,789	29,881	1,281,189
Less: Reimbursement of expenses from Adviser (Note 4)	(8,781)	(5,882)	(6,561)
Net expenses	63,008	23,999	1,274,628
Net investment income (loss)	(48,875)	(17,604)	2,518,523
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	—	7,814,694
Futures	(630,122)	(197,847)	—
Swaps	(285,691)	629,831	5,608,791
	(915,813)	431,984	13,423,485
Change in net unrealized appreciation (depreciation) on:
Investments	—	—	2,330,631
Futures	(98,792)	—	—
Swaps	(20,400)	2,531	1,190,830
	(119,192)	2,531	3,521,461
Net realized and unrealized gain (loss) on investments	(1,035,005)	434,515	16,944,946
Net increase (decrease) in net assets resulting from operations	$(1,083,880)	$416,911	$19,463,469

1  Represents the period from November 2, 2015 (commencement of operations) to August 31, 2016.

2  Represents the period from February 17, 2016 (commencement of operations) to August 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Period Ended August 31, 2016

	Direxion Monthly NASDAQ-100® Bull 1.25X Fund[1]	Direxion Monthly NASDAQ-100® Bear 1.25X Fund[1]	Direxion Monthly NASDAQ-100® Bull 2X Fund[2]
Investment Income:
Dividend income	$117,526	$—	$—
Interest income	22,142	397	204,398
Total investment income	139,668	397	204,398
Expenses:
Investment advisory fees	102,271	1,084	844,471
Operating services fees	20,454	217	394,086
Distribution expenses	34,091	361	281,491
Total expenses	156,816	1,662	1,520,048
Less: Reimbursement of expenses from Adviser (Note 4)	(2,642)	(96)	—
Net expenses	154,174	1,566	1,520,048
Net investment loss	(14,506)	(1,169)	(1,315,650)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	(3,429,873)	(204,673)	(189,296)
	(3,429,873)	(204,673)	(189,296)
Change in net unrealized appreciation (depreciation) on:
Swaps	(413)	(345)	(239,255)
	(413)	(345)	(239,255)
Net realized and unrealized (loss) on investments	(3,430,286)	(205,018)	(428,551)
Net decrease in net assets resulting from operations	$(3,444,792)	$(206,187)	$(1,744,201)

1  Represents the period from March 31, 2016 (commencement of operations) to August 31, 2016.

2  Represents the year from September 1, 2015 to August 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2016

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Investment Income:
Interest income	$93,458	$23,019	$30,919	$17,142
Total investment income	93,458	23,019	30,919	17,142
Expenses:
Investment advisory fees	407,323	91,376	113,612	63,599
Operating services fees	190,084	42,642	53,019	29,679
Distribution expenses	135,775	30,459	37,871	21,200
Total expenses	733,182	164,477	204,502	114,478
Excise taxes	104,840	—	—	10
Less: Reimbursement of expenses from Adviser (Note 4)	(2,114)	—	(1,191)	—
Net expenses	835,908	164,477	203,311	114,488
Net investment loss	(742,450)	(141,458)	(172,392)	(97,346)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	7,637,778	(5,663,776)	1,195,296	(1,984,482)
	7,637,778	(5,663,776)	1,195,296	(1,984,482)
Change in net unrealized appreciation (depreciation) on:
Swaps	1,705,961	33,043	1,241,938	(105,617)
	1,705,961	33,043	1,241,938	(105,617)
Net realized and unrealized gain (loss) on investments	9,343,739	(5,630,733)	2,437,234	(2,090,099)
Net increase (decrease) in net assets resulting from operations	$8,601,289	$(5,772,191)	$2,264,842	$(2,187,445)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2016

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly China Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Investment Income:
Interest income	$117,080	$14,634	$7,298	$7,243
Total investment income	117,080	14,634	7,298	7,243
Expenses:
Investment advisory fees	483,917	69,773	30,822	25,473
Operating services fees	225,828	32,561	14,383	11,887
Distribution expenses	161,305	23,258	10,274	8,491
Total expenses	871,050	125,592	55,479	45,851
Excise taxes	—	1	—	—
Net expenses	871,050	125,593	55,479	45,851
Net investment loss	(753,970)	(110,959)	(48,181)	(38,608)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	13,773,756	(1,927,165)	106,827	490,151
	13,773,756	(1,927,165)	106,827	490,151
Change in net unrealized appreciation (depreciation) on:
Swaps	221,950	447,009	(165,863)	25,661
	221,950	447,009	(165,863)	25,661
Net realized and unrealized gain (loss) on investments	13,995,706	(1,480,156)	(59,036)	515,812
Net increase (decrease) in net assets resulting from operations	$13,241,736	$(1,591,115)	$(107,217)	$477,204

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 25+ Year Treasury Bear 1X Fund	Direxion Monthly 25+ Year Treasury Bull 1.2X Fund
	November 2, 2015[1] through August 31, 2016	November 2, 2015[1] through August 31, 2016
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(48,875)	$(17,604)
Net realized gain (loss) on investments	(915,813)	431,984
Change in net unrealized appreciation (depreciation) of investments	(119,192)	2,531
Net increase (decrease) in net assets resulting from operations	(1,083,880)	416,911
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	15,768,520	2,032,600
Total increase in net assets	14,684,640	2,449,511
Net assets:
Beginning of period	—	—
End of period	$14,684,640	$2,449,511
Accumulated net investment loss, end of period	$(37,411)	$—

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 25+ Year Treasury Bear 1X Fund		Direxion Monthly 25+ Year Treasury Bull 1.2X Fund
	November 2, 2015[1] through August 31, 2016		November 2, 2015[1] through August 31, 2016
	Shares	Value	Shares	Value
Shares sold	15,641,571	$285,759,136	9,953,866	$218,909,105
Shares redeemed	(14,766,472)	(269,990,616)	(9,850,663)	(216,876,505)
Net increase	875,099	$15,768,520	103,203	$2,032,600

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
	February 17, 2016[1] through August 31, 2016	March 31, 2016[1] through August 31, 2016	March 31, 2016[1] through August 31, 2016
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$2,518,523	$(14,506)	$(1,169)
Net realized gain (loss) on investments	13,423,485	(3,429,873)	(204,673)
Change in net unrealized appreciation (depreciation) of investments	3,521,461	(413)	(345)
Net increase (decrease) in net assets resulting from operations	19,463,469	(3,444,792)	(206,187)
Distributions to shareholders:
Net investment income:	(2,760,767)	—	—
Total distributions to shareholders	(2,760,767)	—	—
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	207,760,916	3,502,310	253,713
Total increase in net assets	224,463,618	57,518	47,526
Net assets:
Beginning of period	—	—	—
End of period	$224,463,618	$57,518	$47,526
Accumulated net investment loss, end of period	$—	$—	$—

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly High Yield Bull 1.2X Fund		Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	February 17, 2016[1] through August 31, 2016		March 31, 2016[1] through August 31, 2016
	Shares	Value	Shares	Value
Shares sold	21,340,214	$463,738,240	11,258,427	$227,359,414
Shares issued in reinvestment of distributions	124,601	2,760,641	—	—
Shares redeemed	(11,837,661)	(258,737,965)	(11,255,772)	(223,857,104)
Net increase	9,627,154	$207,760,916	2,655	$3,502,310

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
	March 31, 2016[1] through August 31, 2016
	Shares	Value
Shares sold	204,249	$4,146,018
Shares redeemed	(201,620)	(3,892,305)
Net increase	2,629	$253,713

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(1,315,650)	$(2,334,871)
Net realized gain (loss) on investments	(189,296)	5,901,619
Change in net unrealized (depreciation) of investments	(239,255)	(14,550,792)
Net (decrease) in net assets resulting from operations	(1,744,201)	(10,984,044)
Distributions to shareholders:
Net realized gains	(4,252,174)	(2,798,329)
Total distributions to shareholders	(4,252,174)	(2,798,329)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	16,024,080	(159,404,286)
Total increase (decrease) in net assets	10,027,705	(173,186,659)
Net assets:
Beginning of year	116,172,305	289,358,964
End of year	$126,200,010	$116,172,305
Accumulated net investment loss, end of year	$(734,169)	$—

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	7,531,273	$456,046,118	13,677,903	$760,360,238
Shares issued in reinvestment of distributions	69,238	4,220,055	54,862	2,774,372
Shares redeemed	(7,770,843)	(444,242,093)	(17,242,086)	(922,538,896)
Net increase (decrease)	(170,332)	$16,024,080	(3,509,321)	$(159,404,286)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(742,450)	$(722,007)	$(141,458)	$(150,517)
Net realized gain (loss) on investments	7,637,778	(33,117)	(5,663,776)	(946,460)
Change in net unrealized appreciation (depreciation) of investments	1,705,961	(1,025,319)	33,043	(217,548)
Net increase (decrease) in net assets resulting from operations	8,601,289	(1,780,443)	(5,772,191)	(1,314,525)
Distributions to shareholders:
Net realized gains	(3,505,442)	(2,119,047)	—	—
Total distributions to shareholders	(3,505,442)	(2,119,047)	—	—
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	15,176,569	7,409,230	6,787,377	3,915,975
Total increase in net assets	20,272,416	3,509,740	1,015,186	2,601,450
Net assets:
Beginning of year	43,329,245	39,819,505	9,065,706	6,464,256
End of year	$63,601,661	$43,329,245	$10,080,892	$9,065,706
Accumulated net investment loss, end of year	$—	$(519,509)	$(87,744)	$(108,403)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	4,075,239	$344,557,157	3,462,446	$312,356,524
Shares issued in reinvestment of distributions	41,061	3,470,046	23,703	1,955,730
Shares redeemed	(3,974,554)	(332,850,634)	(3,412,355)	(306,903,024)
Net increase	141,746	$15,176,569	73,794	$7,409,230
	Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	4,633,890	$136,699,868	3,150,905	$94,324,948
Shares redeemed	(4,487,970)	(129,912,491)	(3,055,183)	(90,408,973)
Net increase	145,920	$6,787,377	95,722	$3,915,975

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(172,392)	$(557,033)	$(97,346)	$(138,251)
Net realized gain (loss) on investments	1,195,296	945,451	(1,984,482)	(1,481,878)
Change in net unrealized appreciation (depreciation) of investments	1,241,938	(1,737,143)	(105,617)	518,450
Net increase (decrease) in net assets resulting from operations	2,264,842	(1,348,725)	(2,187,445)	(1,101,679)
Distributions to shareholders:
Net realized gains	—	(2,191)	—	—
Total distributions to shareholders	—	(2,191)	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(4,373,401)	(8,591,043)	1,726,641	(6,862,484)
Total decrease in net assets	(2,108,559)	(9,941,959)	(460,804)	(7,964,163)
Net assets:
Beginning of year	15,324,524	25,266,483	7,575,605	15,539,768
End of year	$13,215,965	$15,324,524	$7,114,801	$7,575,605
Accumulated net investment loss, end of year	$(123,887)	$(425,002)	$(61,358)	$(80,328)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	3,531,071	$149,977,319	8,412,299	$417,328,234
Shares issued in reinvestment of distributions	—	—	48	2,120
Shares redeemed	(3,609,930)	(154,350,720)	(8,612,801)	(425,921,397)
Net decrease	(78,859)	$(4,373,401)	(200,454)	$(8,591,043)
	Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	1,643,817	$56,948,409	992,281	$34,065,338
Shares redeemed	(1,590,868)	(55,221,768)	(1,184,090)	(40,927,822)
Net increase (decrease)	52,949	$1,726,641	(191,809)	$(6,862,484)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(753,970)	$(662,483)	$(110,959)	$(170,544)
Net realized gain (loss) on investments	13,773,756	3,176,488	(1,927,165)	(775,504)
Change in net unrealized appreciation (depreciation) of investments	221,950	(1,008,961)	447,009	(165,641)
Net increase (decrease) in net assets resulting from operations	13,241,736	1,505,044	(1,591,115)	(1,111,689)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(60,591,555)	46,109,244	(13,525,299)	13,037,274
Total increase (decrease) in net assets	(47,349,819)	47,614,288	(15,116,414)	11,925,585
Net assets:
Beginning of year	69,849,768	22,235,480	19,935,137	8,009,552
End of year	$22,499,949	$69,849,768	$4,818,723	$19,935,137
Accumulated net investment loss, end of year	$—	$(353,588)	$(52,952)	$(128,219)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	11,593,740	$413,619,499	17,936,641	$611,877,170
Shares redeemed	(13,037,478)	(474,211,054)	(16,577,248)	(565,767,926)
Net increase (decrease)	(1,443,738)	$(60,591,555)	1,359,393	$46,109,244
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	2,099,791	$63,541,491	4,104,900	$139,053,695
Shares redeemed	(2,531,482)	(77,066,790)	(3,719,530)	(126,016,421)
Net increase (decrease)	(431,691)	$(13,525,299)	385,370	$13,037,274

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly China Bull 2X Fund		Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(48,181)	$(104,888)	$(38,608)	$(149,697)
Net realized gain (loss) on investments	106,827	(4,961,461)	490,151	(15,146,925)
Change in net unrealized appreciation (depreciation) of investments	(165,863)	58,015	25,661	(519,778)
Net increase (decrease) in net assets resulting from operations	(107,217)	(5,008,334)	477,204	(15,816,400)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(1,825,131)	4,740,526	5,862,856	(13,763,877)
Total increase (decrease) in net assets	(1,932,348)	(267,808)	6,340,060	(29,580,277)
Net assets:
Beginning of year	5,510,083	5,777,891	2,776,603	32,356,880
End of year	$3,577,735	$5,510,083	$9,116,663	$2,776,603
Accumulated net investment loss, end of year	$(24,612)	$(80,671)	$(26,607)	$(61,317)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	848,597	$23,941,017	2,353,410	$113,190,270
Shares redeemed	(919,285)	(25,766,148)	(2,315,022)	(108,449,744)
Net increase (decrease)	(70,688)	$(1,825,131)	38,388	$4,740,526
	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares sold	1,158,700	$35,506,132	3,879,648	$185,441,518
Shares redeemed	(993,716)	(29,643,276)	(4,361,699)	(199,205,395)
Net increase (decrease)	164,984	$5,862,856	(482,051)	$(13,763,877)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2016

												RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[5]
Direxion Monthly 25+ Year Treasury Bear 1X Fund
November 2, 2015[6] to August 31, 2016	$20.0000	$(0.1119)	$(3.1076)	$(3.2195)	$—	$—	$—	$—	$16.7805	(16.10)%	$14,685	1.10%	0.97%	(0.75)%[7]	0%
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund
November 2, 2015[6] to August 31, 2016	$20.0000	(0.1101)	3.8450	3.7349	—	—	—	—	$23.7349	18.67%	$2,450	1.10%	0.88%	(0.65)%[8]	0%
Direxion Monthly High Yield Bull 1.2X Fund
February 17, 2016[6] to August 31, 2016	$20.0000	0.3135	3.3260	3.6395	(0.3238)	—	—	(0.3238)	$23.3157	18.29%	$224,464	1.35%	1.34%	2.65%[9]	165%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
March 31, 2016[6] to August 31, 2016	$20.0000	(0.0091)	1.6731	1.6640	—	—	—	—	$21.6640	8.32%	$58	1.15%	1.13%	(0.11)%[10]	0%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
March 31, 2016[6] to August 31, 2016	$20.0000	(0.0671)	(1.8531)	(1.9202)	—	—	—	—	$18.0798	(9.60)%	$48	1.15%	1.08%	(0.81)%[11]	0%
Direxion Monthly NASDAQ-100® Bull 2X Fund
Year ended August 31, 2016	$54.59	(0.68)	12.01	11.33	—	(1.46)	—	(1.46)	$64.46	20.90%	$126,200	1.35%	1.35%	(1.17)%	0%
Year ended August 31, 2015	$51.33	(0.74)	4.63	3.89	—	(0.63)	—	(0.63)	$54.59	7.68%	$116,172	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2014	$29.33	(0.56)	22.56	22.00	—	—	—	—	$51.33	74.98%	$289,359	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$23.93	(0.46)	5.86	5.40	—	—	—	—	$29.33	22.56%	$24,514	1.90%	1.90%	(1.85)%	0%
Period ended August 31, 2012[12]	$23.28	(0.13)	0.78	0.65	—	—	—	—	$23.93	2.81%	$26,412	1.90%	1.90%	(1.83)%	0%
Year ended April 30, 2012	$18.68	(0.34)	4.94	4.60	—	—	—	—	$23.28	24.60%	$29,241	1.90%	1.90%	(1.87)%	0%
Direxion Monthly S&P 500® Bull 2X Fund
Year ended August 31, 2016	$82.85	(1.18)	18.36	17.18	—	(4.35)	—	(4.35)	$95.68	21.43%	$63,602	1.54%	1.54%	(1.37)%[13]	0%
Year ended August 31, 2015	$88.65	(1.22)	(0.92)	(2.14)	—	(3.66)	—	(3.66)	$82.85	(2.40)%	$43,329	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	$61.43	(1.02)	32.15	31.13	—	(3.91)	—	(3.91)	$88.65	52.45%	$39,820	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$46.79	(1.01)	17.38	16.37	—	(1.73)	—	(1.73)	$61.43	36.05%	$32,007	1.90%	1.90%	(1.85)%	0%
Period ended August 31, 2012[12]	$46.15	(0.27)	0.91	0.64	—	—	—	—	$46.79	1.39%	$15,531	1.90%	1.90%	(1.83)%	0%
Year ended April 30, 2012	$49.48	(0.89)	2.06	1.17	—	(4.50)	—	(4.50)	$46.15	3.94%	$19,710	2.11%	2.11%	(2.09)%	0%
Direxion Monthly S&P 500® Bear 2X Fund
Year ended August 31, 2016	$30.91	(0.32)	(7.64)	(7.96)	—	—	—	—	$22.95	(25.75)%	$10,081	1.35%	1.35%	(1.16)%	0%
Year ended August 31, 2015	$32.72	(0.39)	(1.42)	(1.81)	—	—	—	—	$30.91	(5.53)%	$9,066	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	$53.84	(0.53)	(20.59)	(21.12)	—	—	—	—	$32.72	(39.23)%	$6,464	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$79.76	(1.20)	(24.72)	(25.92)	—	—	—	—	$53.84	(32.50)%	$7,855	1.90%	1.90%	(1.84)%	0%
Period ended August 31, 2012[12]	$84.08	(0.56)	(3.76)	(4.32)	—	—	—	—	$79.76	(5.14)%	$10,981	1.90%	1.90%	(1.83)%	0%
Year ended April 30, 2012	$101.88	(2.04)	(15.76)	(17.80)	—	—	—	—	$84.08	(17.47)%	$13,316	1.90%	1.90%	(1.88)%	0%
Direxion Monthly Small Cap Bull 2X Fund
Year ended August 31, 2016	$45.38	(0.49)	6.16	5.67	—	—	—	—	$51.05	12.49%	$13,216	1.35%	1.34%	(1.14)%[14]	0%
Year ended August 31, 2015	$46.95	(0.67)	(0.90)	(1.57)	—	(0.00)[15]	—	(0.00)[15]	$45.38	(3.34)%	$15,325	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	$35.43	(0.59)	12.76	12.17	—	(0.65)	—	(0.65)	$46.95	34.56%	$25,266	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$22.91	(0.56)	13.08	12.52	—	—	—	—	$35.43	54.63%	$15,347	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2012	$18.99	(0.38)	4.30	3.92	—	—	—	—	$22.91	20.67%	$7,080	1.90%	1.90%	(1.86)%	0%
Direxion Monthly Small Cap Bear 2X Fund
Year ended August 31, 2016	$34.47	(0.38)	(8.00)	(8.38)	—	—	—	—	$26.09	(24.31)%	$7,115	1.35%	1.35%	(1.15)%	0%
Year ended August 31, 2015	$37.75	(0.46)	(2.82)	(3.28)	—	—	—	—	$34.47	(8.69)%	$7,576	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2014	$57.20	(0.58)	(18.87)	(19.45)	—	—	—	—	$37.75	(34.00)%	$15,540	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$99.32	(1.43)	(40.69)	(42.12)	—	—	—	—	$57.20	(42.41)%	$17,587	1.90%	1.90%	(1.84)%	0%
Year ended August 31, 2012	$155.22	(2.08)	(53.82)	(55.90)	—	—	—	—	$99.32	(36.01)%	$23,040	1.90%	1.90%	(1.85)%	0%

The accompanying notes are an integral part of these financial statements.

direxion annual report

Financial Highlights

August 31, 2016

												RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[5]
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Year ended August 31, 2016	$34.36	$(0.42)	$4.24	$3.82	$—	$—	$—	$—	$38.18	11.12%	$22,500	1.35%	1.35%	(1.17)%	0%
Year ended August 31, 2015	$33.01	(0.46)	1.81	1.35	—	—	—	—	$34.36	4.09%	$69,850	1.35%	1.31%	(1.30)%[16]	0%
Year ended August 31, 2014	$29.48	(0.41)	3.94	3.53	—	—	—	—	$33.01	11.97%	$22,235	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$35.97	(0.41)	(4.79)	(5.20)	—	(1.29)	—	(1.29)	$29.48	(14.89)%	$23,537	1.90%	1.83%	(1.24)%[16]	1,286%
Year ended August 31, 2012	$31.31	(0.64)	5.34	4.70	—	(0.04)	—	(0.04)	$35.97	15.02%	$38,220	1.90%	1.90%	(1.85)%	0%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Year ended August 31, 2016	$33.01	(0.37)	(4.65)	(5.02)	—	—	—	—	$27.99	(15.21)%	$4,819	1.35%	1.35%	(1.19)%	0%
Year ended August 31, 2015	$36.66	(0.46)	(3.19)	(3.65)	—	—	—	—	$33.01	(9.96)%	$19,935	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	$43.12	(0.53)	(5.93)	(6.46)	—	—	—	—	$36.66	(14.98)%	$8,010	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$38.92	(0.77)	4.97	4.20	—	—	—	—	$43.12	10.79%	$10,029	1.90%	1.90%	(1.85)%	0%
Year ended August 31, 2012	$49.00	(0.84)	(9.24)	(10.08)	—	—	—	—	$38.92	(20.57)%	$10,286	1.90%	1.90%	(1.86)%	0%
Direxion Monthly China Bull 2X Fund
Year ended August 31, 2016	$30.70	(0.34)	2.53	2.19	—	—	—	—	$32.89	7.13%	$3,578	1.35%	1.35%	(1.17)%	0%
Year ended August 31, 2015	$40.96	(0.64)	(9.62)	(10.26)	—	—	—	—	$30.70	(25.05)%	$5,510	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	$30.98	(0.46)	10.44	9.98	—	—	—	—	$40.96	32.21%	$5,778	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2013	$27.21	(0.67)	4.44	3.77	—	—	—	—	$30.98	13.86%	$4,284	1.90%	1.90%	(1.86)%	0%
Year ended August 31, 2012	$40.98	(0.60)	(13.17)	(13.77)	—	—	—	—	$27.21	(33.60)%	$5,576	1.90%	1.90%	(1.87)%	0%
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2016	$30.79	(0.35)	5.29	4.94	—	—	—	—	$35.73	16.04%	$9,117	1.35%	1.35%	(1.14)%	0%
Year ended August 31, 2015	$56.54	(0.64)	(25.11)	(25.75)	—	—	—	—	$30.79	(45.54)%	$2,777	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2014	$41.36	(0.67)	15.85	15.18	—	—	—	—	$56.54	36.70%	$32,357	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2013	$45.04	(0.97)	(2.71)	(3.68)	—	—	—	—	$41.36	(8.17)%	$5,229	1.90%	1.89%	(1.84)%[17]	0%
Year ended August 31, 2012	$59.49	(0.90)	(13.55)	(14.45)	—	—	—	—	$45.04	(24.29)%	$38,012	1.90%	1.90%	(1.87)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return calculated for a period of less than one year is not annualized.

3  For periods less than one year, these ratios are annualized.

4  Net expenses include effects of any reimbursement or recoupment.

5  Portfolio turnover is not annualized and does not include effects of turnover of the swap or future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

6  Commencement of operations.

7  Net investment income (loss) ratio before expense reimbursement/recoupment for the period ended August 31, 2016 was (0.88)%.

8  Net investment income (loss) ratio before expense reimbursement/recoupment for the period ended August 31, 2016 was (0.87)%.

9  Net investment income (loss) ratio before expense reimbursement/recoupment for the period ended August 31, 2016 was 2.64%.

10  Net investment income (loss) ratio before expense reimbursement/recoupment for the period ended August 31, 2016 was (0.13)%.

11  Net investment income (loss) ratio before expense reimbursement/recoupment for the period ended August 31, 2016 was (0.88)%.

12  Represents the period from May 1, 2012 to August 31, 2012.

13  Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2016 was (1.37)%.

14  Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2016 was (1.15)%.

15  Amount is less than $0.01 per share.

16  Net investment income (loss) ratio before expense reimbursement/recoupment for the years ended August 31, 2015 and 2013 were (1.34)% and (1.31)%, respectively.

17  Net investment income (loss) ratio before interest on short positions for the year ended August 31, 2013 was (1.85)%.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2016

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 18 series, of which 14 are included in this report: Direxion Monthly 25+ Year Treasury Bear 1X Fund, Direxion Monthly 25+ Year Treasury Bull 1.2X Fund, Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly China Bull 2X Fund and Direxion Monthly Emerging Markets Bull 2X Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The 14 Funds included in this report offer only Investor Class shares.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds' investment objectives are to seek monthly investment results, before fees and expenses that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly 25+ Year Treasury Bear 1X Fund	NYSE 25 Year Plus Treasury Bond Index	-100%
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	NYSE 25 Year Plus Treasury Bond Index	120%
Direxion Monthly High Yield Bull 1.2X Fund	Solactive High Yield Beta Index	120%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	NASDAQ-100® Index	125%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund		-125%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500® Index	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000® Index	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	ICE U.S. Treasury 7-10 Year Bond Index*	200%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund		-200%
Direxion Monthly China Bull 2X Fund	FTSE China 50 Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%

*  Effective May 2, 2016, the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and Direxion Monthly 7-10 Year Treasury Bear 2X Fund changed their underlying index from the NYSE 7-10 Year Treasury Bond Index to the ICE U.S. Treasury 7-10 Year Bond Index.

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

direxion annual report

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Monthly 25+ Year Treasury Bear 1X Fund, Direxion Monthly 25+ Year Treasury Bull 1.2X Fund, Direxion High Yield Bull 1.2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund (the "Fixed Income Funds") do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds ("ETFs") and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation date. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less are valued using the amortized cost method. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Other debt securities are valued by using the mean prices provided by the Funds' pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

direxion annual report

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk , a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2016, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following pages.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at August 31, 2016 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

direxion annual report

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 2X Fund	$645,285	$—	$—	$645,285	$884,540	$645,285	$239,255[1]	$—
Direxion Monthly S&P 500® Bull 2X Fund	1,783,958	77,997	1,705,961[1]	—	77,997	—	—	77,997
Direxion Monthly Small Cap Bull 2X Fund	12,131	—	—	12,131	26,930	12,131	14,799[1]	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—	—	4,502	—	—	4,502

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly 25+ Year Treasury Bear 1X Fund	$—	$—	$—	$—	$20,400	$—	$20,400[1]	$—
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	2,531	—	—	2,531	—	—	—	—
Direxion Monthly High Yield Bull 1.2X Fund	1,190,830	—	—	1,190,830	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—	—	—	413	—	413[1]	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	—	—	345	—	345[1]	—
Direxion Monthy S&P 500® Bear 2X Fund	—	—	—	—	524,321	—	524,321[1]	—
Direxion Monthly Small Cap Bear 2X Fund	—	—	—	—	745,106	—	745,106[1]	—

direxion annual report

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	$17,153	$—	$—	$17,153	$—	$—	$—	$—
Direxion Monthly China Bull 2X Fund	—	—	—	—	166,966	—	166,966[1]	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	532,724	—	532,724[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. Direxion Monthly 25+ Year Treasury Bear 1X Fund and Direxion Monthly 25+ Year Bull 1.2X Fund were invested in futures contracts during the period ended August 31, 2016.

d) Risks of Futures Contracts and Options on Futures Contracts – The risks inherent in the use of futures contracts and options on futures contracts include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts. The Funds were not invested in any futures contracts or options on futures contracts during the period ended August 31, 2016.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

f) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

direxion annual report

g) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

h) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made in the Funds' financial statements.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 4.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the period ended August 31, 2016 and the year ended August 31, 2015, were as follows:

	Direxion Monthly 25+ Year Treasury Bear 1X Fund	Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	Direxion Monthly High Yield Bull 1.2X Fund
	Period of November 2, 2015[1] to August 31, 2016	Period of November 2, 2015[1] to August 31, 2016	Period of February 17, 2016[1] to August 31, 2016
Distributions paid from:
Ordinary Income	$—	$—	$2,760,767
Long-Term Capital Gains	—	—	—
Return of Capital	—	—	—
Total Distributions paid	$—	$—	$2,760,767

	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Period of March 31, 2016[1] to August 31, 2016	Period of March 31, 2016[1] to August 31, 2016	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary Income	$—	$—	$4,252,174	$2,798,329
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$4,252,174	$2,798,329

direxion annual report

	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund		Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary Income	$3,505,442	$2,119,047	$—	$—	$—	$2,191
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions paid	$3,505,442	$2,119,047	$—	$—	$—	$2,191
	Direxion Monthly Small Cap Bear 2X Fund		Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions paid	$—	$—	$—	$—	$—	$—
	Direxion Monthly China Bull 2X Fund		Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions paid	$—	$—	$—	$—

1  Commencement of operations.

As of August 31, 2016, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

	Direxion Monthly 25+ Year Treasury Bear 1X Fund	Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	Direxion Monthly High Yield Bull 1.2X Fund
Tax cost of investments	$710,000	$917,271	$190,786,211
Gross unrealized appreciation	—	—	2,331,295
Gross unrealized depreciation	—	—	(158,722)
Net unrealized appreciation/(depreciation)	$—	$—	$2,172,573
Undistributed ordinary income (loss)	—	24,486	1,585,928
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	—	24,486	1,585,928
Other accumulated earnings (losses)	(1,072,416)	2,531	1,149,549
Total accumulated earnings (losses)	$(1,072,416)	$27,017	$4,908,050

direxion annual report

	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Tax cost of investments	$10,000	$10,000	$62,760,000
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—
Net unrealized appreciation/(depreciation)	$—	$—	$—
Undistributed ordinary income (loss)	—	—	—
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	—	—	—
Other accumulated earnings (losses)	(3,430,286)	(205,018)	(9,725,274)
Total accumulated earnings (losses)	$(3,430,286)	$(205,018)	$(9,725,274)
	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund
Tax cost of investments	$31,220,000	$2,700,000	$6,510,000
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—
Net unrealized appreciation/(depreciation)	$—	$—	$—
Undistributed ordinary income (loss)	—	—	—
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	—	—	—
Other accumulated earnings (losses)	1,181,428	(64,074,267)	(1,215,807)
Total accumulated earnings (losses)	$1,181,428	$(64,074,267)	$(1,215,807)
	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Tax cost of investments	$2,300,000	$7,400,000	$1,610,000
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—
Net unrealized appreciation/(depreciation)	$—	$—	$—
Undistributed ordinary income (loss)	—	—	—
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	—	—	—
Other accumulated earnings (losses)	(47,297,684)	(4,502)	(25,161,781)
Total accumulated earnings (losses)	$(47,297,684)	$(4,502)	$(25,161,781)
	Direxion Monthly China Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Tax cost of investments	$1,460,000	$4,070,000
Gross unrealized appreciation	—	—
Gross unrealized depreciation	—	—
Net unrealized appreciation/(depreciation)	$—	$—
Undistributed ordinary income (loss)	—	—
Undistributed capital gain (loss)	—	—
Total distributable earnings (losses)	—	—
Other accumulated earnings (losses)	(16,407,755)	(54,044,109)
Total accumulated earnings (losses)	$(16,407,755)	$(54,044,109)

direxion annual report

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and losses under GAAP and tax reporting:

	Net Investment Income/(Loss)	Net Realized Gain (Loss)	Capital Stock
Direxion Monthly 25+ Year Treasury Bear 1X Fund	$11,464	$—	$(11,464)
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	17,604	(407,498)	389,894
Direxion Monthly High Yield Bull 1.2X Fund	242,244	(12,036,896)	11,794,652
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	14,506	—	(14,506)
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	1,169	—	(1,169)
Direxion Monthly NASDAQ-100® Bull 2X Fund	581,481	(581,481)	—
Direxion Monthly S&P 500® Bull 2X Fund	1,261,959	(4,107,218)	2,845,259
Direxion Monthly S&P 500® Bear 2X Fund	162,117	—	(162,117)
Direxion Monthly Small Cap Bull 2X Fund	473,507	(473,507)	—
Direxion Monthly Small Cap Bear 2X Fund	116,316	6,570,886	(6,687,202)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	1,107,558	(3,593,680)	2,486,122
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	186,226	941,855	(1,128,081)
Direxion Monthly China Bull 2X Fund	104,240	—	(104,240)
Direxion Monthly Emerging Markets Bull 2X Fund	73,318	—	(73,318)

Net investment income/(loss) and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, expired capital loss carryforwards, nondeductible excise taxes, distribution reclasses, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2016. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2016.

At August 31, 2016, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly 25+ Year Treasury Bear 1X Fund	$37,411	$—
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	—	—
Direxion Monthly High Yield Bull 1.2X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	734,169	8,657,980
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	87,744	—
Direxion Monthly Small Cap Bull 2X Fund	123,887	1,077,121
Direxion Monthly Small Cap Bear 2X Fund	61,358	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	52,952	—
Direxion Monthly China Bull 2X Fund	24,612	—
Direxion Monthly Emerging Markets Bull 2X Fund	26,607	—

direxion annual report

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2016, the following Funds had capital loss carryforwards on a tax basis of:

	8/31/17	8/31/18	8/31/19	Unlimited ST	Unlimited LT
Direxion Monthly 25+ Year Treasury Bear 1X Fund	$—	$—	$—	$(577,257)	$(437,349)
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	—	—	—	—	—
Direxion Monthly High Yield Bull 1.2X Fund	—	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—	—	(3,420,836)	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	—	(204,401)	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	(18,781,801)	(4,649,215)	—	(33,472,262)	—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	(3,873,693)	(5,087,146)	(32,417,068)	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(2,717,991)	(1,976,123)	—	(19,611,939)	—
Direxion Monthly China Bull 2X Fund	(1,208,734)	—	—	(6,040,413)	(7,850,784)
Direxion Monthly Emerging Markets Bull 2X Fund	(6,688,903)	(1,727,140)	—	(18,432,932)	(26,635,803)

The Direxion Monthly Small Cap Bear 2X Fund and Direxion Monthly 7-10 Year Treasury Bear 2X Fund had $6,570,886 and $941,855 of capital losses, respectively, expire on 8/31/2016.

The Direxion Monthly Small Cap Bull 2X Fund and Direxion Monthly 7-10 Treasury Bull 2X Fund utilized previous year capital loss carryovers of $207,928 and $6,696,212, respectively.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2016, open Federal and state income tax years include the tax years ended August 31, 2013 through August 31, 2016. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

direxion annual report

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the period ended August 31, 2016, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) in the Direxion Monthly High Yield Bull 1.2X Fund were $364,123,152 and $194,689,693, respectively. There were no purchases and sales as defined above in any of the other Funds.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended August 31, 2016.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rate of 0.75%.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds through September 1, 2018.

In consideration for the services rendered pursuant to the Agreement, the Funds pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the daily average net assets of each Fund and the below amount:

Direxion Monthly 25+ Year Treasury Bear 1X Fund	0.10%
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	0.10%
Direxion Monthly High Yield Bull 1.2X Fund	0.35%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	0.15%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	0.15%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.35%
Direxion Monthly S&P 500® Bull 2X Fund	0.35%
Direxion Monthly S&P 500 Bear® 2X Fund	0.35%
Direxion Monthly Small Cap Bull 2X Fund	0.35%
Direxion Monthly Small Cap Bear 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.35%
Direxion Monthly China Bull 2X Fund	0.35%
Direxion Monthly Emerging Markets Bull 2X Fund	0.35%

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. Each Fund currently pays a 12b-1 fee of 0.25% of the respective Fund's average daily net assets.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

direxion annual report

The Adviser voluntarily reimbursed expenses in the following Funds:

Fund	Expenses Reimbursed
Direxion Monthly 25+ Year Treasury Bear 1X Fund	$8,781
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	5,882
Direxion Monthly High Yield Bull 1.2X Fund	6,561
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	2,642
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	96
Direxion Monthly S&P 500® Bull 2X Fund	2,114
Direxion Monthly Small Cap Bull 2X Fund	1,191

These voluntarily reimbursements were made so that the Funds could more closely track the performance of their respective benchmarks. These reimbursements are reflected on the Statements of Operations as Reimbursement of expenses from Adviser and the effect of these reimbursements are presented on the Financial Highlights.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds' securities as of August 31, 2016.

	Direxion Monthly 25+ Year Bear Treasury 1X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$710,000	$—	$—	$710,000
Other Financial Instruments*	(98,792)	(20,400)	—	(119,192)
	Direxion Monthly 25+ Year Treasury Bull 1.2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$917,271	$—	$—	$917,271
Other Financial Instruments*	—	2,531	—	2,531
	Direxion Monthly High Yield Bull 1.2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income	$179,578,784	$—	$—	$179,578,784
Short-Term Investments	13,380,000	—	—	13,380,000
Other Financial Instruments*	—	1,190,830	—	1,190,830
	Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$10,000	$—	$—	$10,000
Other Financial Instruments*	—	(413)	—	(413)
	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$10,000	$—	$—	$10,000
Other Financial Instruments*	—	(345)	—	(345)

direxion annual report

	Direxion Monthly NASDAQ-100® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$62,760,000	$—	$—	$62,760,000
Other Financial Instruments*	—	(239,255)	—	(239,255)
	Direxion Monthly S&P 500® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$31,220,000	$—	$—	$31,220,000
Other Financial Instruments*	—	1,705,961	—	1,705,961
	Direxion Monthly S&P 500® Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,700,000	$—	$—	$2,700,000
Other Financial Instruments*	—	(524,321)	—	(524,321)
	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$6,510,000	$—	$—	$6,510,000
Other Financial Instruments*	—	(14,799)	—	(14,799)
	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,300,000	$—	$—	$2,300,000
Other Financial Instruments*	—	(745,106)	—	(745,106)
	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$7,400,000	$—	$—	$7,400,000
Other Financial Instruments*	—	(4,502)	—	(4,502)
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,610,000	$—	$—	$1,610,000
Other Financial Instruments*	—	17,153	—	17,153
	Direxion Monthly China Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,460,000	$—	$—	$1,460,000
Other Financial Instruments*	—	(166,966)	—	(166,966)
	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$4,070,000	$—	$—	$4,070,000
Other Financial Instruments*	—	(532,724)	—	(532,724)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended August 31, 2016. There were no Level 3 securities held by the Funds during the period ended August 31, 2016. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

direxion annual report

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2016, the Funds were invested in futures and swap contracts.

At August 31, 2016, the fair value of derivatives instruments, by primary risk, were as follows:

Asset Derivatives[1]

		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly 25+ Year Treasury Bear 1X Fund	Futures contracts*	$6,622	$—	$—	$6,622
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	Swap contracts	2,531	—	—	2,531
Direxion Monthly High Yield Bull 1.2X Fund	Swap contracts	—	—	1,190,830	1,190,830
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap contracts	—	645,285	—	645,285
Direxion Monthly S&P 500® Bull 2X Fund	Swap contracts	—	1,783,958	—	1,783,958
Direxion Monthly Small Cap Bull 2X Fund	Swap contracts	—	12,131	—	12,131
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Swap contracts	17,153		—	17,153

1  Statements of Assets and Liabilities location: Unrealized appreciation on swaps, variation margin.

*  Cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

Liability Derivatives[1]

		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly 25+ Year Treasury Bear 1X Fund	Swap contracts	$20,400	$—	$—	$20,400
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Swap contracts	—	413	—	413
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Swap contracts	—	345	—	345
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap contracts	—	884,540	—	884,540
Direxion Monthly S&P 500® Bull 2X Fund	Swap contracts	—	77,997	—	77,997
Direxion Monthly S&P 500® Bear 2X Fund	Swap contracts	—	524,321	—	524,321
Direxion Monthly Small Cap Bull 2X Fund	Swap contracts	—	26,930	—	26,930
Direxion Monthly Small Cap Bear 2X Fund	Swap contracts	—	745,106	—	745,106
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Swap contracts	4,502	—	—	4,502
Direxion Monthly China Bull 2X Fund	Swap contracts	—	166,966	—	166,966
Direxion Monthly Emerging Markets Bull 2X Fund	Swap contracts	—	532,724	—	532,724

1  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

direxion annual report

Transactions in derivative instruments during the period ended August 31, 2016, by primary risk, were as follows:

		Interest Rate Risk	Equity Risk		Credit Risk		Total
Direxion Monthly 25+ Year Treasury Bear 1X Fund	Net Realized gain (loss)[1] Futures contracts Swap contracts	$(630,122 (285,691))	$	— —	$	— —	$(630,122 (285,691))
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	(98,792)		—		—	(98,792)
	Swap contracts	(20,400)		—		—	(20,400)
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	Net Realized gain (loss)[1] Futures contracts	(197,847)		—		—	(197,847)
	Swap contracts	629,831		—		—	629,831
	Change in net unrealized appreciation (depreciation)[2] Futures contracts Swap contracts	— 2,531		— —		— —	— 2,531
Direxion Monthly High Yield Bull 1.2X Fund	Net Realized gain (loss)[1] Swap contracts	—		—		5,608,791	5,608,791
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—		—		1,190,830	1,190,830
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Net Realized gain (loss)[1] Swap contracts	—		(3,429,873)		—	(3,429,873)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—		(413)		—	(413)
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Net Realized gain (loss)[1] Swap contracts	—		(204,673)		—	(204,673)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—		(345)		—	(345)
Direxion Monthly NASDAQ-100® Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—		(189,296)		—	(189,296)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—		(239,255)		—	(239,255)
Direxion Monthly S&P 500® Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—		7,637,778		—	7,637,778
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—		1,705,961		—	1,705,961

direxion annual report

		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly Net Realized gain (loss)[1] S&P 500® Bear 2X Fund	Swap contracts	$—	$(5,663,776)	$—	$(5,663,776)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	33,043	—	33,043
Direxion Monthly Small Cap Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	1,195,296	—	1,195,296
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	1,241,938	—	1,241,938
Direxion Monthly Small Cap Bear 2X Fund Net Realized gain (loss)[1]	Swap contracts	—	(1,984,482)	—	(1,984,482)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(105,617)	—	(105,617)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	13,773,756	—	—	13,773,756
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	221,950	—	—	221,950
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Net Realized gain (loss)[1] Swap contracts	(1,927,165)	—	—	(1,927,165)
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	447,009	—	—	447,009
Direxion Monthly China Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	106,827	—	106,827
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(165,863)	—	(165,863)
Direxion Monthly Emerging Markets Bull 2X Fund	Net Realized gain (loss)[1] Swap contracts	—	490,151	—	490,151
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	25,661	—	25,661

1  Statements of Operations location: Net realized gain (loss) on futures and swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures and swap contracts.

direxion annual report

For the period ended August 31, 2016, the average quarterly volume of the derivatives held by each of the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Monthly 25+ Year Treasury Bear 1X Fund	$—	$1,626,295	$—	$3,191,945
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	4,647,140	—	1,795,065	—
Direxion Monthly High Yield Bull 1.2X Fund	58,463,384	—	—	—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	4,328,826	—	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	61,258	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	230,864,508	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	113,609,887	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	18,863,972	—	—
Direxion Monthly Small Cap Bull 2X Fund	29,327,532	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	15,140,642	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	93,117,015	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	18,343,313	—	—
Direxion Monthly China Bull 2X Fund	9,030,646	—	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	8,391,374	—	—	—

The Funds utilize this volume of derivatives to obtain leverage in order to meet the investment objectives of -100%, 120%, 125%, -125%, 200%, and -200% calendar month performance of their respective indices.

7.  SUBSEQUENT EVENTS

On September 30, 2016, the Trust filed an amendment to the registration statement to notify shareholders that the names and monthly targets for two funds will change. On or about November 29, 2016, Direxion Monthly 25+ Year Treasury Bear 1X Fund's name will change to Direxion Monthly 25+ Year Treasury Bear 1.35X Fund and the monthly target will change from -100% to -135%. Also, on or about November 29, 2016, the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund's name will change to Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the monthly target will change from 120% to 135%. The corresponding indexes used to target investment results for these two funds will remain the same.

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

direxion annual report

Direxion Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Monthly 25+ Year Treasury Bear 1X Fund, Direxion Monthly 25+ Year Treasury Bull 1.2X Fund, Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly China Bull 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund (fourteen of the series of Direxion Funds) (the "Funds") as of August 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets for the periods in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Funds at August 31, 2016, the results of their operations for the periods then ended, the changes in their net assets for each of the periods in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2016, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0.00% for each of the Funds.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2016 was 0.00% for each of the Funds.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly 25+ Year Treasury Bull 1.2X Fund, and Direxion Monthly 25+ Year Treasury Bear 1X Fund , each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 22-23, 2016, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in an executive session held on August 9, 2016. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor;

•  The investment objectives of the Funds, which require monthly rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking mutual funds;

•  The level of attention required by Advisor due to the frequent and large trading activity in the various Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees paid to the Advisor and an evaluation of the Operating Services Fee arrangement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor;

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that that they had also received information relevant to their consideration throughout the year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor from its relationship with the Funds.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Fund's monthly leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which includes development of investment strategies and specialized skills trading complex financial instruments, including to achieve each Fund's investment objective and minimize counterparty risk; (3) information regarding the selection of swap counterparties and the favorable terms of derivatives transactions that the Advisor is able to negotiate with swap counterparties on behalf of the Funds; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement were fair and reasonable and could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors independently to achieve the investment objective of any of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be extremely difficult for an investor independently to implement any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by U.S. Bancorp Fund Services, LLC ("USBFS") at the direction of the Advisor, using data provided by Morningstar, Inc. ("Morningstar"), to compare the Funds' actual advisory fees, operating service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor and USBFS used the same methodology as in 2015, when the methodology was recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Services Agreement.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in relation to the nature and quality of the services provided by the Advisor.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return information for the periods ending June 30, 2016 and June 30, 2015 or since inception if a Fund did not have two full years of operations. The Board also reviewed the total return of each Fund for one-year or since inception period ended

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

June 30, 2016. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to each Fund's underlying index return was generally within expected ranges during the applicable periods. The Board noted that, given the investment objectives of the Funds, the correlation of each Fund's performance with the model performance of its underlying index was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, monthly portfolio rebalancing of the Funds, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by the Funds, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, an addition of breakpoints was not necessary at this time. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The Statement of Additional Information ("SAI") includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	142	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	142	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	142
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	142	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).
Patrick J. Rudnick Age: 43	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President,
USBFS (2006-2013);
			formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 40	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management, LLC.	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any registered with the SEC.

DIREXION ANNUAL REPORT

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT AUGUST 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual
Report

Direxion Hilton
Tactical Income Fund

AUGUST 31, 2016

TICKERS:

CLASS A - HCYAX | INSTITUTIONAL CLASS - HCYIX | CLASS C - HCYCX

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Table of Contents

Letter to Shareholders	4
Performance Summary	8
Expense Example	9
Allocation of Portfolio Holdings	10
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Investment Advisory and Subadvisory Agreement Approvals (Unaudited)	25
Trustees and Officers	28

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report is for the Direxion Hilton Tactical Income Fund (the "Fund"), and covers the period from September 1, 2015 to August 31, 2016 (the "Annual Period"). Rafferty Asset Management, LLC serves as Adviser to the Fund and Hilton Capital Management, LLC serves as the Fund's Subadviser (the "Subadviser"). The Fund offers an Institutional Class, Class A and Class C shares.

Fund & Market Commentary:

The Institutional Class posted a return of 9.60%, the Class A 9.32% and the Class C 8.50% during the Annual Period. The Fund's benchmark, a blend of 60% Barclays U.S. Intermediate Government/Credit Index and 40% S&P 500® Total Return Index, returned 7.61% for the Annual Period.

The Fund's 30-day SEC Yield at August 31, 2016 was 2.91%, 2.51% and 1.92% for the Institutional Class, Class A and Class C, respectively.

During the Annual Period, the Fund decreased its cash position from 14% to 8.5%, increased exposure to fixed income from 45% to 59%, and decreased equity exposure from 41% to 32%.

For the Fund, the top overall contributor to performance was exposure to preferred stocks. The top individual contributor to the overall portfolio was Constellation Brands Inc. Constellation continued to outperform on overall popularity of its Modelo beer brand. Constellation also made an accretive acquisition of a high-end wine company during the Annual Period which was met with positive reviews. Constellation Brands represented 2.45% of the overall portfolio's holdings at the end of the Annual Period.

Exposure to the Health Care sector was the largest detractor to overall performance, as the regulatory and political environment proved challenging for the sector overall. Allocation to the Health Care sector has been eliminated.

The Subadviser continues to hold a conservative stance in the portfolio. This conservative positioning was initiated based upon the Subadviser's views regarding the continuing global economic slowdown, quantitative easing by European Central Banks, and the view that the United States is in the later stages of an economic expansion, raising the potential for a coming recession.

Principal Investment Strategy:

The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes ("ETNs"), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs.

DIREXION ANNUAL REPORT
4

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

ETNs are debt obligations of investment banks, which are traded on exchanges and whose returns are linked to the performance of market indices.

The Subadviser's investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. The Subadviser scans a broad array of possible income-producing opportunities across the capital structure and then analyzes company-specific fundamental research to understand a company's dividend policy, relative value and balance sheet. Investments are selected for the Fund's portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two tier approach to managing the Fund's fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of the Subadviser's fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate term fixed income investments such as U.S. government bonds. As a result, the Fund may invest up to 30% in high yield debt or "junk bonds" (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor's Rating Service, Inc. or lower than Baa3 by Moody's Investors Service, Inc. or, if unrated, determined by the Subadviser to be of comparable quality). The Fund invests in fixed income securities of any duration. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

In addition, the Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted by the Investment Company Act of 1940.

The Subadviser's investment team has the flexibility to change the Fund's asset allocation to reflect its outlook on market conditions and may reallocate the Fund's investments between asset classes in an attempt to improve the Fund's total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Fund's portfolio managers make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions and paying expenses. Such investments may result in the Fund not achieving its investment objective.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

William J. Garvey	Craig O'Neill	Alex Oxenham
Hilton Capital Management, LLC	Hilton Capital Management, LLC	Hilton Capital Management, LLC

DIREXION ANNUAL REPORT
5

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For most recent month-end performance information please visit direxioninvestments.com or call 1-800-851-0511.

An investor should consider the investment objectives, risks, charges, and expenses of the Direxion Funds carefully before investing. The prospectus and summary prospectus contain this and other information about Direxion Funds. To obtain a prospectus or summary prospectus, please contact Direxion Investments at 1-800-851-0511 or visit www.direxioninvestments.com. The prospectus or summary prospectus should be read carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and American Depositary Receipts which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership.

There is always the risk that an MLP will fail to qualify for favorable tax treatments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the funds invest in ETFs and ETNs, they are subject to additional risks that do not apply to conventional mutual funds. ETF risk includes the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares. ETN risk includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

The total annual fund operating expense ratio of the Direxion Hilton Tactical Income Fund Class A Shares is 1.73%, which includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, the total annual fund operating expense ratio would be 1.30%.*

*  Rafferty Asset Management, LLC ("Rafferty" or "Adviser") has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Fund, to pay all expenses of the Fund as long as Rafferty is the adviser to the Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund.

DIREXION ANNUAL REPORT
6

Barclay's U.S. Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT
7

Direxion Hilton Tactical Income Fund

Performance Summary (Unaudited)

Investment Objective: Primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

Class A3

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Barclay's U.S. Intermediate Government/Credit and S&P 500® Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund effective June 1, 2015.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Hilton Tactical Income Fund – Class A3	9.32%	5.50%
Direxion Hilton Tactical Income Fund – Class A (with sales charge)[3]	3.33%	3.51%
60% Barclay's U.S. Intermediate Government/Credit Index 40% S&P 500® Index[4]	7.61%	6.36%
Barclays Intermediate Government/Credit Index	4.07%	3.11%
S&P 500® Index	12.55%	10.99%
	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Hilton Tactical Income Fund – Institutional Class	9.60%	5.81%
60% Barclay's U.S. Intermediate Government/Credit Index 40% S&P 500® Index[4]	7.61%	6.36%
Barclays Government/Credit Index	4.07%	3.11%
S&P 500® Index	12.55%	10.99%
	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Hilton Tactical Income Fund – Class C5	8.50%	3.79%
60% Barclay's U.S. Intermediate Government/Credit Index 40% S&P 500® Index[4]	7.61%	4.10%
Barclays Government/Credit Index	4.07%	3.41%
S&P 500® Index	12.55%	4.60%

1  Commencement of operations.

2  As of August 31, 2016.

3  On June 1, 2015, the Class A shares converted from Investor Class shares. Effective on June 1, 2015, purchases of Class A shares are charged an up-front sales charge of 5.50%. Prior to June 1, 2015, this up-front sales charge was not charged.

4  The 60% Barclay's U.S. Intermediate Government/Credit Index 40% S&P 500® Index is a blended benchmark consisting of 60% of the Barclay's U.S. Intermediate Government/Credit Index and 40% of the S&P 500® Index.

5  This return does not include the contingent deferred sales charge. Had this sales charge been included, the one year total return would be 7.41%.

DIREXION ANNUAL REPORT
8

Expense Example

August 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 – August 31, 2016).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table

August 31, 2016 (Unaudited)

	Annualized Expense Ratio	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Direxion Hilton Tactical Income Fund Class A
Based on actual fund return	1.30%	$1,000.00	$1,086.80	$6.82
Based on hypothetical 5% return	1.30%	1,000.00	1,018.60	6.60
Direxion Hilton Tactical Income Fund Institutional Class
Based on actual fund return	1.05%	1,000.00	1,088.80	5.51
Based on hypothetical 5% return	1.05%	1,000.00	1,019.86	5.33
Direxion Hilton Tactical Income Fund Class C
Based on actual fund return	2.05%	1,000.00	1,082.80	10.73
Based on hypothetical 5% return	2.05%	1,000.00	1,014.83	10.38

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2016 to August 31, 2016), then divided by 366.

DIREXION ANNUAL REPORT
9

Allocation of Portfolio Holdings

August 31, 2016 (Unaudited)

	Preferred Stock	Common Stock	Corporate Bonds	Closed-End Funds	Master Limited Partnerships	Convertible Bonds	U.S. Government Obligations	Foreign Government Bonds	Exchange- Traded Funds	Written Options		Cash*	Total
Direxion Hilton Tactical Income Fund	30%	28%	15%	6%	5%	4%	2%	1%	1%	0	%**	8%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
10

Schedule of Investments

Direxion Hilton Tactical Income Fund

August 31, 2016

Shares		Fair Value
PREFERRED STOCKS - 29.9%
Consumer Discretionary - 1.5%
36,300	M/I Homes, Inc.	$916,575
Financials - 28.4%
48,500	Affiliated Managers Group, Inc.	1,289,615
49,500	Ares Capital Corp.	1,287,000
31,200	Bank of America Corp., Series H	650,832
23,150	BGC Partners, Inc.	609,539
44,000	Bluerock Residential Growth, Inc. Class A - REIT	1,207,800
14,750	Boston Private Financial Holdings, Inc.	392,719
48,675	Colony Financial, Inc., Series A - REIT	1,274,798
25,000	Customers Bancorp, Inc.	682,750
38,750	Dynex Capital, Inc. Series B - REIT	953,250
45,215	HCI Group, Inc.	1,166,547
50,000	Hercules Capital, Inc.	1,301,000
47,600	Iberiabank Corp.	1,309,000
48,000	Legg Mason, Inc.	1,303,680
49,000	PrivateBancorp, Inc.	1,300,460
25,000	PS Business Parks, Inc. - REIT	658,750
24,450	Saratoga Investment Corp.	625,920
49,200	Western Alliance Bancorp (a)	1,295,928
30,600	Wintrust Financial Corp.	902,700
		18,212,288
	TOTAL PREFERRED STOCKS (Cost $18,445,679)	$19,128,863
COMMON STOCKS - 28.3%
Consumer Staples - 6.2%
9,573	Constellation Brands, Inc.	$1,570,451
26,522	Tootsie Roll Industries, Inc.	1,010,223
63,500	Vector Group Ltd.	1,416,685
		3,997,359
Financials - 11.8%
6,715	CME Group, Inc.	727,570
23,000	First of Long Island Corp.	754,400
38,475	Four Corners Property Trust, Inc. - REIT	796,817
184,900	Gramercy Property Trust - REIT	1,789,832
105,000	KeyCorp	1,318,800
94,095	Redwood Trust, Inc. - REIT	1,392,606
18,150	Washington Trust Bancorp, Inc.	765,023
		7,545,048
Industrials - 3.1%
45,500	Rentokil Initial PLC - ADR	635,635
26,500	Republic Services, Inc.	1,338,780
		1,974,415
Information Technology - 3.2%
21,825	Booz Allen Hamilton Holding Corp.	662,607
20,500	Broadridge Financial Solutions, Inc.	1,420,650
		2,083,257
Telecommunication Services - 2.0%
24,465	Verizon Communications, Inc.	1,280,253
Shares		Fair Value
Utilities - 2.0%
24,575	The Southern Company	$1,261,435
	TOTAL COMMON STOCKS (Cost $15,542,323)	$18,141,767
CORPORATE BONDS - 14.7%
Consumer Discretionary - 2.8%
	Amazon.com, Inc.
500,000	3.80%, 12/05/2024	$559,291
	Under Armour, Inc.
1,200,000	3.25%, 06/15/2026	1,217,796
		1,777,087
Financials - 1.0%
	Customers Bancorp, Inc.
22,500	6.38%, 07/31/2018	611,550
Health Care - 2.0%
	AbbVie, Inc.
1,250,000	2.90%, 11/06/2022	1,286,835
Information Technology - 8.9%
	Alphabet, Inc.
800,000	3.38%, 02/25/2024	881,698
	Apple, Inc.
1,000,000	3.20%, 05/13/2025	1,069,129
	Broadridge Financial Solutions, Inc.
1,200,000	3.40%, 06/27/2026	1,232,167
	Microsoft Corp.
1,200,000	2.38%, 02/12/2022	1,239,671
	Oracle Corp.
1,250,000	2.50%, 10/15/2022	1,286,050
		5,708,715
	TOTAL CORPORATE BONDS (Cost $8,989,917)	$9,384,187
CLOSED-END FUNDS - 5.7%
110,965	Invesco Dynamic Credit Opportunities Fund	$1,294,961
45,250	Nuveen Mortgage Opportunity Term Fund	1,097,313
80,075	Prudential Short Duration High Yield Fund, Inc.	1,291,610
	TOTAL CLOSED-END FUNDS (Cost $3,612,665)	$3,683,884
MASTER LIMITED PARTNERSHIPS - 5.4%
Energy - 3.3%
40,250	Enterprise Products Partners L.P.	$1,062,600
15,360	Magellan Midstream Partners L.P.	1,080,269
		2,142,869
Financials - 2.1%
49,000	Ares Management L.P. (a)	1,345,540
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,324,561)	$3,488,409

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
11

Schedule of Investments

Direxion Hilton Tactical Income Fund

August 31, 2016

Shares		Fair Value
CONVERTIBLE BONDS - 3.9%
Financials - 3.9%
	Colony Capital, Inc.
750,000	3.88%, 01/15/2021	$739,219
	HCI Group, Inc.
1,865,000	3.88%, 03/15/2019	1,762,425
	TOTAL CONVERTIBLE BONDS (Cost $2,498,284)	$2,501,644
U.S. GOVERNMENT OBLIGATIONS - 1.7%
	U.S. Treasury Note
1,050,000	2.00%, 08/15/2025	$1,088,657
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,059,214)	$1,088,657
FOREIGN GOVERNMENT BONDS - 1.0%
	Republic of Argentina
600,000	6.88%, 04/22/2021 (a)	$652,200
	TOTAL FOREIGN GOVERNMENT BONDS (Cost $637,920)	$652,200
Shares		Fair Value
EXCHANGE-TRADED FUNDS - 0.9%
15,045	ProShares Short S&P 500 Fund (a)	$574,418
	TOTAL EXCHANGE TRADED FUNDS (Cost $636,707)	$574,418
	TOTAL INVESTMENTS - 91.5% (Cost $54,747,270)	$58,644,029
	Other Assets in Excess of Liabilities - 8.5%	5,433,163
	TOTAL NET ASSETS - 100.0%	$64,077,192

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLP ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Written Options

August 31, 2016

Contracts		Value
300	Enterprise Products Partners L.P. Call Expiration September 2016, Strike Price $30 (Premiums Received $7,325)	$750
230	Verizon Communications, Inc. Call Expiration January 2017, Strike Price $57.50 (Premiums Received $18,390)	4,830
		$5,580

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
12

August 31, 2016

Statement of Assets & Liabilities

Direxion Hilton Tactical Income Fund
Assets:
Investments, at fair value (Note 2)	$58,644,029
Cash	6,560,479
Receivable for Fund shares sold	44,071
Dividends and interest receivable	191,562
Total Assets	65,440,141
Liabilities:
Written options, at fair value (Note 2)	5,580
Fund shares redeemed	11,298
Payable for investment securities purchased	1,287,142
Accrued investment advisory fees	48,243
Accrued distribution expenses	2,646
Accrued operating services fees	8,040
Total Liabilities	1,362,949
Net Assets	$64,077,192
Net Assets Consist of:
Capital stock	$62,972,315
Accumulated net investment loss	(312,908)
Accumulated net realized loss	(2,499,109)
Net unrealized appreciation on:
Investments	3,896,759
Written options	20,135
Net Assets	$64,077,192
Cost of Investments	$54,747,270
Premiums Received from Written Options	$(25,715)
Calculation of Net Asset Value Per Share:
Class A Shares:
Net assets	$1,789,652
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	113,796
Net asset value, redemption price and offering price per share	$15.73
Institutional Class Shares:
Net assets	$59,771,431
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,795,656
Net asset value, redemption price and offering price per share	$15.75
Class C Shares:
Net assets	$2,516,109
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	160,050
Net asset value, redemption price and offering price per share	$15.72

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
13

For the Year Ended August 31, 2016

Statement of Operations

Direxion Hilton Tactical Income Fund
Investment Income:
Dividend income	$1,920,903
Interest income	393,222
Total investment income	2,314,125
Expenses:
Investment advisory fees	555,482
Operating services fees	92,580
Distribution and Shareholder Service Fees – Class A	5,646
Distribution and Shareholder Service Fees – Class C	19,870
Total expenses	673,578
Net investment income	1,640,547
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(1,557,319)
Written options	8,830
(1,548,489)
Capital gain distributions from regulated investment companies	74,250
Change in net unrealized appreciation (depreciation) on:
Investments	5,231,980
Written options	20,135
5,252,115
Net realized and unrealized gain on investments	3,777,876
Net increase in net assets resulting from operations	$5,418,423

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
14

Statements of Changes in Net Assets

	Direxion Hilton Tactical Income Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,640,547	$1,586,497
Net realized loss on investments and written options	(1,548,489)	(1,144,807)
Capital gain distributions from regulated investment companies	74,250	—
Change in net unrealized appreciation (depreciation) on investments and written options	5,252,115	(2,753,338)
Net increase (decrease) in net assets resulting from operations	5,418,423	(2,311,648)
Distributions to shareholders:
Net investment income:
Class A Shares	(68,557)	(22,542)[3]
Institutional Class Shares	(1,740,922)	(1,434,439)
Investor Class Shares	—	(64,696)[2]
Class C Shares	(45,587)	(3,681)[4]
Net realized gains:
Institutional Class Shares	—	(332,535)
Investor Class Shares	—	(24,764)[2]
Return of capital:
Class A Shares	(30,953)	(11,796)[3]
Institutional Class Shares	(785,529)	(444,859)
Investor Class Shares	—	(15,806)[2]
Class C Shares	(20,077)	(1,927)[4]
Total distributions to shareholders	(2,691,625)	(2,357,045)
Capital share transactions:
Total increase in net assets from net change in capital share transactions(a)	867,295	29,445,621
Total increase in net assets	3,594,093	24,776,928
Net assets:
Beginning of year	60,483,099	35,706,171
End of year	$64,077,192	$60,483,099
Undistributed (Accumulated) net investment income (loss), end of year	$(312,908)	$7,732

(a)  Summary of capital share transactions is as follows:

	Direxion Hilton Tactical Income Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Value	Shares	Value
Shares issued in connection with reorganization[1]
Investor Class Shares	—	$—	167,556	$2,685,938
Institutional Class Shares	—	—	2,532,557	40,657,675
Shares sold
Investor Class Shares	—	—	209,840[2]	3,310,332[2]
Class A Shares	48,068	718,077	57,266[3]	880,027[3]
Institutional Class Shares	1,105,205	16,698,632	1,757,339	27,824,288
Class C Shares	89,266	1,346,741	80,456[4]	1,242,518[4]
Shares converted[1]
Investor Class Shares	—	—	(196,081)	(3,074,546)
Institutional Class Shares	—	—	196,081	3,074,546
Shares issued in reinvestment of distributions
Class A Shares	5,165	77,559	1,919[3]	29,638[3]
Institutional Class Shares	131,363	1,979,392	126,566	1,964,889
Investor Class Shares	—	—	6,221[2]	96,433[2]
Class C Shares	3,296	49,743	270[4]	4,153[4]
Shares redeemed
Class A Shares	(174,229)	(2,618,397)	(20,474)[3]	(317,464)[3]
Institutional Class Shares	(1,153,988)	(17,179,795)	(2,794,031)	(44,774,435)
Investor Class Shares	—	—	(261,759)[2]	(4,158,371)[2]
Class C Shares	(13,238)	(204,657)	—[4]	—[4]
Net increase	40,908	$867,295	1,863,726	$29,445,621

1  See Note 1 in the Notes to the Financial Statements.

2  For the period from September 1, 2014 to May 31, 2015.

3  For the period from June 1, 2015 to August 31, 2015.

4  For the period from June 2, 2015 to August 31, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
15

August 31, 2016

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income	Portfolio Turnover Rate[4]
Direxion Hilton Tactical Income Fund
Class A Shares
Year ended August 31, 2016	$15.00	$0.37	$0.99	$1.36	$(0.43)	$—	$(0.20)	$(0.63)	$—	$15.73	9.32%	$1,790	1.30%	1.30%	2.45%	84%
June 1, 2015[9] to August 31, 2015	15.68	0.10	(0.62)	(0.52)	(0.10)	—	(0.06)	(0.16)	—	15.00	(3.31%)	3,521	1.30%	1.30%	2.47%	35%[8]
Investor Class Shares
September 1, 2014 to May 31, 2015[10]	16.47	0.40	(0.62)	(0.22)	(0.35)	(0.13)	(0.09)	(0.57)	—	15.68	(1.26%)	3,075	1.46%	1.37%	3.40%[5]	35%[8]
September 16, 2013[9] to August 31, 2014	15.00	0.32	1.50	1.82	(0.32)	(0.03)	—	(0.35)	—	16.47	12.26%	1,223	2.72%	1.60%	2.27%[5]	58%
Institutional Class Shares
Year ended August 31, 2016	15.02	0.41	0.99	1.40	(0.46)	—	(0.21)	(0.67)	—[7]	15.75	9.60%	59,771	1.05%	1.05%	2.70%	84%
Year ended August 31, 2015	16.49	0.52	(1.21)	(0.69)	(0.50)	(0.13)	(0.15)	(0.78)	—[7]	15.02	(4.25%)	55,752	1.17%	1.09%	3.29%[6]	35%[8]
September 16, 2013[9] to August 31, 2014	15.00	0.37	1.50	1.87	(0.35)	(0.03)	—	(0.38)	—[7]	16.49	12.61%	34,483	2.52%	1.25%	2.63%[6]	58%
Class C Shares
Year ended August 31, 2016	14.99	0.25	0.99	1.24	(0.35)	—	(0.16)	(0.51)	—	15.72	8.50%	2,516	2.05%	2.05%	1.66%	84%
June 2, 2015[9] to August 31, 2015	15.62	0.08	(0.62)	(0.54)	(0.05)	—	(0.04)	(0.09)	—	14.99	(3.46%)	1,210	2.05%	2.05%	2.17%	35%

1  Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.

3  For periods of less than one year, these ratios are annualized.

4  Portfolio turnover rate is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.

5  Net investment income ratio is after expense reimbursement. After the reorganization on December 4, 2014, neither the Adviser nor Hilton waives and/or reimburses expenses of the Fund. Net investment income ratio before expense reimbursement for the period ended September 1, 2014 to May 31, 2015 and the period from September 16, 2013 to August 31, 2014 were 3.31% and 1.15%, respectively.

6  Net investment income ratio is after expense reimbursement. After the reorganization on December 4, 2014, neither the Adviser nor Hilton waives and/or reimburses expenses of the Fund. Net investment income ratio before expense reimbursement for the year ended August 31, 2015 and the period from September 16, 2013 to August 31, 2014 were 3.21% and 1.36%, respectively.

7  Amount is less than $0.005.

8  Portfolio turnover excludes the purchase and sales of the Hilton Yield Plus Fund prior to the reorganization on December 5, 2014. If these transactions were included, portfolio turnover would have been higher.

9  Commencement of operations.

10  The Investor Class Shares were converted to Class A shares on June 1, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
16

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2016

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 15 series, of which one is included in this report: the Direxion Hilton Tactical Income Fund (the "Fund"). The Fund is a diversified series of the Trust pursuant to the 1940 Act. The Fund was formerly known as the Hilton Yield Plus Fund (the "Predecessor Fund") and was formerly a series of the Managed Portfolio Series Trust, which commenced operations on September 16, 2013. On December 5, 2014, substantially all of the assets of the Predecessor Fund, were transferred to the Fund in a tax-free reorganization, which was approved by shareholders of the Predecessor Fund (the "Reorganization"). Hilton Capital Management, LLC ("Hilton") previously served as the investment adviser to the Predecessor Fund. After the Reorganization, Rafferty Capital Management, LLC serves as the Fund's investment adviser ("Rafferty" or "Adviser") and Hilton serves as the Fund's subadviser ("Subadviser"). The Fund currently offers Class A, Institutional, and Class C shares. On June 1, 2015, the Fund converted all outstanding Investor Class shares to Class A shares. On June 2, 2015, the Fund began selling Class C shares. Class A and Class C shares are made available through registered investment advisers, financial planners, broker-dealer or other financial intermediaries. Institutional Class shares are made available through investment advisers, banks, trust companies or authorized representatives without a sales charge.

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITS"), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies.

The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end funds, MLPs and REITs and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Asset-backed securities, convertible bonds and corporate bonds are valued using the mean between the closing bid and ask price furnished by an independent pricing service. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for an option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Securities for which reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the

DIREXION ANNUAL REPORT
17

Fund's pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Written Options Contracts – The Fund may write options to manage exposure to certain changes in the market. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

c) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

d) Investment Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

f) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Distributions received from investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended August 31, 2016, the Fund has estimated approximately 100% of the distributions from MLPs to be return of capital. Expenses are computed based on the Fund's respective average daily net assets. Other than class specific expenses, income and expenses are allocated to each class of shares based upon relative net assets. For an additional discussion on expenses, refer to Note 4.

g) Distributions to Shareholders – The Fund will make distributions of net investment income, if any, monthly. The Fund will also distribute net realized capital gains, if any, annually. Income and capital gain distributions are determined in

DIREXION ANNUAL REPORT
18

accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2016 and August 31, 2015, were as follows:

	Direxion Hilton Tactical Income Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary Income	$1,855,066	$1,872,884
Long-Term Capital Gains	—	9,773
Return of Capital	836,559	474,388
Total Distributions paid	$2,691,625	$2,357,045

As of August 31, 2016, the components of accumulated earnings/losses of the Fund on a tax basis were as follows:

Direxion Hilton Tactical Income Fund
Tax cost of investments	$55,071,617
Gross unrealized appreciation	4,173,549
Gross unrealized depreciation	(601,137)
Net unrealized appreciation/(depreciation)	$3,572,412
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gain/(loss)	(2,467,535)
Total accumulated earnings/(losses)	$1,104,877

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales adjustments, return of capital on securities and publicly traded partnership investments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

Net Investment Income/(Loss)	Realized Gain (Loss)	Capital Stock
$(106,121)	$22,110	$84,011

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to distribution reclasses and publicly traded partnership adjustments.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, August 31, 2016. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, August 31, 2016. For the year ended August 31, 2016, the Fund did not defer any qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

DIREXION ANNUAL REPORT
19

As of August 31, 2016, the Fund had unlimited short-term and long-term capital loss carryforwards on a tax basis of $1,942,636 and $545,034, respectively.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Fund did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2016, open Federal and state income tax years include the tax years ended August 31, 2014, August 31, 2015 and August 31, 2016. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2016, the aggregate purchases and sales of investments (excluding short-term investments) in the Fund were $49,872,863 and $46,496,221, respectively. Of these transactions, there were $3,448,727 and $2,389,514 of purchases and sales, respectively, invested in long-term U.S. Government securities.

4.  INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund's average daily net assets at an annual rate of 0.90%.

In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Operating Services Agreement: The Fund has entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under this Agreement, the Adviser has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of each class of the Fund, to pay all expenses of the Fund as long as Rafferty is the adviser of the Fund, other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund at least through September 1, 2018.

Distribution Expenses: Shares of the Fund are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets. The Class A shares of the Fund currently pay 0.25% of its average daily net assets. The Class C shares of the Fund currently pay a 12b-1 fee of 1.00% of the Fund's Class C average daily net assets. The Institutional Class shares of the Fund do not pay a 12b-1 fee. The Fund does not charge a shareholder service fee.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

DIREXION ANNUAL REPORT
20

and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs including the Fund's own assumptions about the assumptions in determining fair value of investments

To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean price is used, these securities are categorized in Level 2 of the fair value hierarchy. Asset-backed securities, convertible bonds and corporate bonds are generally categorized in Level 2 of the fair value hierarchy. Investments in other mutual funds are categorized as Level 1 in the hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those financial instruments.

The following is a summary of the inputs used to value the Fund's securities as of August 31, 2016:

	Level 1	Level 2	Level 3	Total
Preferred Stocks	$17,782,894	$1,345,969	$—	$19,128,863
Common Stocks	18,141,767	—	—	18,141,767
Corporate Bonds	—	9,384,187	—	9,384,187
Closed-End Funds	3,683,884	—	—	3,683,884
Master Limited Partnerships	3,488,409	—	—	3,488,409
Convertible Bonds	—	2,501,644	—	2,501,644
U.S. Government Obligations	—	1,088,657	—	1,088,657
Foreign Government Bonds	—	652,200	—	652,200
Exchange-Traded Funds	574,418	—	—	574,418
Call Options Written	(4,830)	(750)	—	(5,580)

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities. There were no Level 3 securities held by the Fund during the year ended August 31, 2016. It is the Fund's policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards for the accounting of derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2016, the Fund was invested in written option contracts.

DIREXION ANNUAL REPORT
21

At August 31, 2016, the fair value of derivatives instruments whose primary underlying risk exposure is equity risk was as follows:

Liability Derivatives[1]
Written options	$5,580

1  Statements of Assets and Liabilities location: Written options, at fair value

Transactions in derivative instruments during the year ended August 31, 2016, whose primary underlying risk exposure is equity risk, were as follows:

Written options	Net realized gain (loss)[1]	$8,830
	Change in net unrealized appreciation (depreciation)[2]	$20,135

1  Statements of Operations location: Net realized gain (loss) on written options.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on written options.

During the year ended August 31, 2016, the number of option contracts written and the premiums received by the Fund were as follows:

	Contracts	Premiums
Outstanding, August 31, 2015	—	$—
Options written	610	35,032
Options closed	(80)	(9,317)
Outstanding, August 31, 2016	530	$25,715

For the year ended August 31, 2016, the quarterly average gross notional amount of derivatives held by the Fund was $6,608, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

7.  SUBSEQUENT EVENTS

The Fund paid an income distribution to Class A in the amount of $0.0468 per share, to the Institutional Class in the amount of $0.05 per share, and to Class C in the amount of $0.0375 per share, with a record date of August 31, 2016 and ex-date and payable date of September 1, 2016.

The Fund paid an income distribution to Class A in the amount of $0.0468 per share, to the Institutional Class in the amount of $0.05 per share, and to Class C in the amount of $0.0375 per share, with a record date of September 30, 2016 and ex-date and payable date of October 3, 2016.

The Fund follows authoritative standards for the accounting and disclosure of events that occur after the Statement of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined there is no impact to the Fund's financial statements.

DIREXION ANNUAL REPORT
22

Direxion Funds

Report of Independent Registered Public Accounting Firm

August 31, 2016

The Board of Trustees and Shareholders of Direxion Hilton Tactical Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Direxion Hilton Tactical Income Fund ((one of the series of the Direxion Funds) (the "Fund")) as of August 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Direxion Hilton Tactical Income Fund (one of the series of the Direxion Funds) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2016

DIREXION ANNUAL REPORT
23

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2016, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 73.66% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2016 was 73.61% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% for the Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
24

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

August 31, 2016

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust and the Subadvisory Agreement (the "Subadvisory Agreement", and collectively, the "Agreements") between the Advisor and Hilton Capital Management, LLC ("Subadvisor") on behalf of the Direxion Hilton Tactical Income Fund (the "Fund"), a series of the Trust.

At an in-person meeting held on August 22-23, 2016, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement between the Trust and Advisor and the Subadvisory Agreement between Advisor and Subadvisor, on behalf of the Fund. The Independent Trustees had previously considered information pertaining to the renewal of the Agreements outside the presence of the Advisor's representatives and Fund management in an executive session held on August 9, 2016. The Board, including the Independent Trustees, determined that the terms of the Agreements for the Fund were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreements, the Board requested, and the Advisor and Subadvisor provided, information that the Board, Advisor, and Subadvisor believed to be reasonably necessary to evaluate the Agreements. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor and Subadvisor;

•  The Advisor's and Subadvisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees paid to the Advisor and an evaluation of the Operating Services Fee arrangement;

•  Performance information for prior periods;

•  Comparative industry fee and performance data;

•  Information regarding the financial condition of the Advisor and Subadvisor; and

•  Information regarding how the Advisor monitors the Fund's compliance with regulatory requirements and Trust procedures.

The Board considered that that they had also received information relevant to their consideration throughout the year at regular Board meetings in connection with their oversight of the Fund, including information bearing on the Fund's service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreements and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to the Advisor, and the profitability of the advisory business to the Subadvisor; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor and by the Subadvisor, with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor or Subadvisor from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's and the Subadvisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of their investment strategies, brokerage practices, and the adequacy of their

DIREXION ANNUAL REPORT
25

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

August 31, 2016

compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor and Subadvisor under the Agreements and noted there would be no significant differences between the scope of services provided by the Advisor and the Subadvisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representations that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Fund in the past, and whether those services remain appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's and Subadvisor's personnel and operations and the systems and processes required to manage the Fund effectively, and noted that these systems and processes may not be present at other investment advisers. In particular, the Board considered: (1) Advisor and Subadvisor's success in achieving the Fund's investment objective; (2) the size and experience of the Advisor and Subadvisor's portfolio management staff; and (3) the portfolio management staff's expertise specific to the Fund's investment objective and strategies. The Board considered that Advisor oversees all aspects of the operation of the Fund, including oversight of the Fund's service providers and Subadvisor, and provides compliance services to the Fund.

The Board considered the nature, extent and quality of the services to be provided under the Subadvisory Agreement by the Subadvisor, noting that such services will include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) maintaining the required books and records for transactions affected by Subadvisor on behalf of the Fund; and (4) selecting broker-dealers to execute orders on behalf of the Fund. The Board also noted the credentials and experience of Subadvisor's portfolio management personnel and the processes required to provide services to the Fund. The Board also considered the Subadvisor's affiliation with the Advisor.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services provided by the Advisor and Subadviser under the Agreements were fair and reasonable and could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Fund and the subadvisory fee rate payable to the Subadvisor by the Advisor in light of the investment advisory services provided by both the Advisor and the Subadvisor. The Board reviewed information prepared by USBancorp Fund Services, LLC ("USBFS"), at the direction of the Advisor, using data provided by Morningstar, Inc. ("Morningstar") to compare the Fund's actual advisory fees, operating service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted that to establish the Peer Group, the Advisor and USBFS used the same methodology as in 2015, when the methodology was recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for the Fund and each Peer Group fund. The Board noted that the Advisor contractually agreed to limit the total expenses of the Fund (subject to certain exclusions) for the upcoming fiscal years by contractually agreeing to pay certain Fund expenses under a separate Operating Services Agreement. The Board noted that the Fund's Advisory fee rate and the net expense ratio less Rule 12b-1 fees was less than the Peer Group median and average for the same categories.

Based on its review, the Board determined that the proposed advisory fee rate under the Agreements was reasonable in relation to the nature and quality of the services provided by the Advisor and Subadvisor.

Performance of the Fund. The Board considered the performance information for the Fund and compared it to the returns of fund included in a peer summary and focused on the year-to-date and one-year performance of the Fund and the Peer Group. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board evaluated the performance of the Fund relative to: (1) returns of its benchmark index for the year-to-date and one-year periods ended June 30, 2016; and

DIREXION ANNUAL REPORT
26

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

August 31, 2016

(2) returns of the Peer Group for the year-to-date and one-year periods ended June 30, 2016. The Board noted the Fund's Class A shares outperformed the Peer Group median and average return for both the year-to-date and one-year periods ended June 30, 2016. The Fund's Class A shares also outperformed the Fund's benchmark for the one-year period ended June 30, 2016. The Board noted that the same Peer Group was used to evaluate both performance and the advisory fees paid by the Fund.

Costs of Services Provided to the Fund and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor and Subadvisor based on the fee rates payable under the Agreements. This included a review of information regarding the direct revenue received by the Advisor and Subadvisor and ancillary revenue, if any, received by the Advisor, Subadvisor and/or their affiliates in connection with the services provided to the Fund by the Advisor and Subadvisor. The Board considered information regarding the Advisor's and Subadvisor's profit margin as reflected in profitability analyses, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objective of the Fund. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor and Subadvisor under the Agreements was not excessive in light of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund's net assets. In light of the relatively small size of the Fund, the Board concluded that the Fund has not yet achieved sufficient asset levels to realize meaningful economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, an addition of breakpoints was not necessary at this time. The Board noted that it will continue to monitor fees and expenses as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Fund. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In addition, the Board considered that the Subadvisor benefits from increased recognition in the marketplace due to the co-branded Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor and Subadvisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreements for the Fund were fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rate to be paid, the Advisor's and Subadvisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreements was in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT
27

Direxion Funds

Trustees and Officers

The business affairs of the Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set below. The report includes additional information about the Fund's Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	142	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	142	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
28

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	142
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
29

Direxion Funds

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	142	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).
Patrick J. Rudnick Age: 43	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
30

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 40	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management LLC.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 80 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
31

THIS PAGE INTENTIONALLY LEFT BLANK

32

THIS PAGE INTENTIONALLY LEFT BLANK

33

THIS PAGE INTENTIONALLY LEFT BLANK

34

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of the Americas
28th Floor
New York, NY 10019

Sub-Advisor

Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with SEC on Form N-Q. The Form N-Q is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$300,285	$302,750
Audit-Related Fees	—	—
Tax Fees	$90,610	$74,490
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	11/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	11/1/16

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	11/1/16